As filed with the Securities and Exchange Commission on February 29, 2024
1933 Act Registration No. 333‑140967
1940 Act Registration No. 811‑22023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre‑Effective Amendment No.	☐

Post-Effective Amendment No. 44	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 45	☒

Nuveen Managed Accounts Portfolios Trust
(Exact Name of Registrant as Specified in Declaration of Trust)

333 West Wacker Drive, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (312) 917‑7700

Mark J. Czarniecki Vice President and Secretary 901 Marquette Avenue Minneapolis, MN 55402 (Name and Address of Agent for Service)	Copies to: Eric F. Fess Chapman and Cutler LLP 320 South Canal Street Chicago, Illinois 60606
Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness.
Title of Securities Being Registered: Shares of beneficial interest.
It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)	☐	on (date) pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 44
This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—The Prospectus for Nuveen Ultra Short Municipal Managed Accounts Portfolio.

Part B—The Statement of Additional Information for Nuveen Ultra Short Municipal Managed Accounts Portfolio.

Part C—Other Information

Signatures

Exhibit Index

Exhibits

Mutual Funds	29 February 2024

Fund Name

Nuveen Ultra Short Municipal Managed Accounts Portfolio	NUSMX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus

Table of Contents

Section 1 Portfolio Summary
Nuveen Ultra Short Municipal Managed Accounts Portfolio 2
Section 2 How We Manage Your Money
Who Manages the Portfolio 7
More About Our Investment Strategies 8
What the Risks Are 10
Section 3 General Information
Purchases and Redemptions 18
Dividends, Distributions and Taxes 19
Net Asset Value 20
Frequent Trading 21
Portfolio Service Providers 21

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1 Portfolio Summary
Nuveen Ultra Short Municipal Managed Accounts Portfolio
Investment Objective
The investment objective of the Portfolio is to provide a high level of current income that is exempt from regular federal income taxes to the extent consistent with preservation of capital.
Fees and Expenses of the Portfolio
The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client. The fees and expenses in the following tables do not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the fees and expenses would be higher than what is shown below.
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.00%
Other Expenses[2]	0.44%
Total Annual Portfolio Operating Expenses	0.44%
Fee Waivers and/or Expense Reimbursements[3]	(0.44)%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.00%
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 Other Expenses are estimated for the current fiscal year.
3 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses. This expense limitation may be terminated or modified only with the approval of shareholders of the Portfolio.
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense reimbursements continue to remain in place. The example does not reflect any charges that are imposed by the separately managed accounts. If such charges were reflected, the costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$	__[1,2]
3 Years	$	__[1,2]
1 The Portfolio itself pays no management fees. You will, however, continue to incur the management fee for the amount invested in the Portfolio through the separately managed account associated with such investment.
2 The investment adviser has agreed irrevocably during the existence of the Portfolio to waive all fees and pay or reimburse all expenses of the Portfolio, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the

2	Section 1 Portfolio Summary

example, affect the Portfolio’s performance. The Portfolio has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. Regular federal personal income tax is different from, and does not include, the federal alternative minimum tax. These municipal securities are obligations issued by U.S. states and their subdivisions, authorities, instrumentalities and corporations, as well as obligations issued by U.S. territories (such as Puerto Rico, the U.S. Virgin Islands and Guam) that pay interest that is exempt from regular federal personal income tax. Municipal securities in which the Portfolio will invest include variable rate demand obligations (“VRDOs”), tax-exempt commercial paper, municipal bonds and municipal notes. The Portfolio may not invest in securities that generate income subject to the federal alternative minimum tax.
The Portfolio will generally invest in securities maturing in two years or less and will attempt to maintain the weighted average maturity of its portfolio securities at 120 days or less under normal market conditions. The maturity date of any VRDO in which the Portfolio invests will be considered the security’s next put date.
Under normal market conditions, the short-term securities in which the Portfolio invests (or the issuers of such securities) will be rated A-2/P-2 or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Portfolio’s sub-adviser to be of comparable quality. Under normal market conditions, the long-term securities in which the Portfolio invests (or the issuers of such securities) will be rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Portfolio’s sub-adviser to be of comparable quality. Securities (or the issuers of such securities) assigned short-term and long-term credit ratings are eligible for investment by the Portfolio if one of their ratings meets the above criteria.
The Portfolio may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and participation interests in municipal leases. The Portfolio may also invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.
The Portfolio may invest in securities that have fixed rates of return or variable or floating rates, and may make forward commitments in which the Portfolio agrees to buy a security for settlement in the future at a price agreed upon today.
Developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC, the Portfolio is a specialized municipal portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Portfolio is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
Principal Risks
The price and yield of this Portfolio will change daily. You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Portfolio listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Portfolio, regardless of the order in which it appears.
Active Management Risk—The Portfolio’s sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio’s sub-adviser may not produce the desired results. This could cause the Portfolio to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.
Call Risk—If, during periods of falling interest rates, an issuer exercises its right to prepay principal on its higher-yielding municipal bonds held by the Portfolio, the Portfolio may have to reinvest in securities with lower yields or higher risk of default, which may adversely impact the Portfolio’s performance.
Credit Risk—Credit risk is the risk that an issuer or other obligated party of a municipal bond may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments when due and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments.
Credit Spread Risk—Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s municipal bonds. Credit spreads

Section 1 Portfolio Summary	3

often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity Risk—Cybersecurity risk is the risk of an unauthorized breach and access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Portfolio, its investment adviser or sub-adviser, custodian, transfer agent, distributor or other service provider, a financial intermediary or the issuers of securities held by the Portfolio to suffer a data breach, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Portfolio, its service providers or the issuers of securities held by the Portfolio may adversely impact the Portfolio or its shareholders. Additionally, a cybersecurity breach could affect the issuers in which the Portfolio invests, which may cause the Portfolio’s investments to lose value.
Frequent Trading Risk—The portfolio turnover rate of the Portfolio may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities, which may detract from the Portfolio’s performance.
Income Risk—The Portfolio's income could decline during periods of falling interest rates or when the Portfolio experiences defaults on municipal bonds it holds. Income risk is generally higher for limited-term bonds so investors may experience a fluctuation in the monthly income from the Portfolio.
Interest Rate Risk—Interest rate risk is the risk that the value of the Portfolio’s municipal bonds will decline because of rising interest rates. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. Municipal bonds may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. When interest rates change, the values of longer-duration municipal bonds usually change more than the values of shorter-duration municipal bonds. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. The Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation.
Market Risk—The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time, due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact the value of the Portfolio’s investments whether or not the Portfolio invests in such country or region. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may have a severe negative impact on the global economy, could cause financial markets to experience extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. Additionally, as inflation increases, the value of the Portfolio’s assets can decline.
Municipal Bond Market Liquidity Risk—Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Portfolio’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Portfolio’s ability to buy or sell bonds. As a result, the Portfolio may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Portfolio needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt performance.
Municipal Lease Obligations Risk—Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

4	Section 1 Portfolio Summary

Municipal Securities Risk—The values of municipal securities held by the Portfolio may be adversely affected by local political and economic conditions and developments. The Portfolio may make significant investments in a particular segment of the municipal bond market or in the debt of issuers located in the same state or territory. Adverse conditions in such industry or location could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Portfolio’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. The amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
Tax Risk—Income from municipal bonds held by the Portfolio could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer or other obligated party. Investments in taxable municipal bonds may cause the Portfolio to have taxable investment income.
Ultra Short Fund Risk—The Portfolio is not a money market fund. Therefore, the Portfolio does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Portfolio may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Portfolio’s investments. Unlike certain money market funds, the Portfolio’s net asset value per share will fluctuate.
Unrated Bond Risk—Unrated municipal bonds determined by the Portfolio’s sub-adviser to be of comparable quality to rated municipal bonds which the Portfolio may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. Territory Risk—The Portfolio’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation Risk—The sales price the Portfolio could receive for any particular municipal bond may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Portfolio invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Variable Rate Demand Obligations Risk—Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Portfolio may lose money.
When-Issued, Delayed-Delivery and Forward Commitment Transactions Risk—These transactions involve an element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the purchase price has been established so the value of the security to be purchased may decline to a level below its purchase price before that settlement date.
Zero Coupon Bonds Risk—Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Portfolio could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Section 1 Portfolio Summary	5

Portfolio Performance
The Portfolio is new and therefore does not have performance history for a full calendar year. When this prospectus is updated after a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Portfolio by showing the variability of the Portfolio’s returns based on net assets and comparing the Portfolio’s performance to a broad measure of market performance.
Management
Investment Adviser
Nuveen Fund Advisors, LLC
Sub-Adviser
Nuveen Asset Management, LLC
Portfolio Managers

Name	Title	Portfolio Manager of Portfolio Since

Francis W. Sorensen, CFA	Managing Director	February 2024
Paul L. Brennan, CFA	Managing Director	February 2024

Purchase and Sale of Shares
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management, LLC has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption. There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio.
Shares may be redeemed on any business day. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading for you to receive that day’s price.
Tax Information
The Portfolio intends to make interest income distributions that are exempt from regular federal income tax. However, a portion of the Portfolio's distributions may be subject to regular federal, state and local income tax.

6	Section 1 Portfolio Summary

Section 2 How We Manage Your Money
To help you better understand the Portfolio, this section includes a detailed discussion of the Portfolio's investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787.

Who Manages the Portfolio
Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Portfolio’s investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Portfolio, oversees the management of the Portfolio’s portfolio, manages the Portfolio’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of December 31, 2023, Nuveen, LLC managed approximately $1.2 trillion in assets, of which approximately $140.2 billion was managed by Nuveen Fund Advisors.
The Portfolio does not pay any direct management or other fees. Nuveen Fund Advisors and its affiliates are absorbing all expenses of operating the Portfolio (other than interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) and do not charge any fees directly to the Portfolio. You should be aware, however, that the Portfolio is an integral part of a municipal separately managed account product managed by Nuveen Fund Advisors and available only through certain separately managed account program sponsors. Participants in these programs pay a fee to the sponsor of the program in connection with their separately managed account. You should read carefully the program brochure provided to you by the sponsor or your investment adviser. That brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to Nuveen Fund Advisors and its affiliates.
Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to the Portfolio. Nuveen Asset Management manages the investment of the Portfolio’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Asset Management is also the investment adviser or sub-adviser to the separately managed accounts with which the Portfolio is associated.
The Portfolio is managed by multiple portfolio managers, who are responsible for the day-to-day management of the Portfolio, with expertise in the area applicable to the Portfolio’s investments. Each portfolio manager may be responsible for different aspects of the Portfolio’s management. For example, one manager may be principally responsible for selecting appropriate investments for the Portfolio, while another may be principally responsible for asset allocation. The following is a list of the portfolio

Section 2 How We Manage Your Money	7

managers primarily responsible for managing the Portfolio’s investments, along with their relevant experience. The Portfolio’s portfolio managers may change from time to time.

		Total Experience (since dates specified below)
Name & Title	Experience Over Past Five Years	At Nuveen Asset Management*	Total

NUVEEN ULTRA SHORT MUNICIPAL MANAGED ACCOUNTS PORTFOLIO

Francis W. Sorensen, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management and research)	2000	2000

Paul L. Brennan, CFA Managing Director	Nuveen Asset Management and other advisory affiliates (equity portfolio management and research)	1997	1991

* Including tenure at affiliate or predecessor firms, as applicable
Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Portfolio is provided in the statement of additional information.
Information regarding the Board of Trustees’ approval of the investment management agreements will be available in the Portfolio's annual report for the fiscal period ended July 31, 2024.

More About Our Investment Strategies
The Portfolio’s investment objective, which is described in the “Portfolio Summary” section, may be changed without shareholder approval. If the Portfolio’s investment objective changes, you will be notified at least 60 days in advance.
The Portfolio has adopted a fundamental investment policy (the "Name Policy") whereby the Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Portfolio will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, the Portfolio will value eligible derivatives at notional value instead of market value. The Name Policy may not be changed without shareholder approval.
The Portfolio's investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.
The Portfolio's principal investment strategies are discussed in the “Portfolio Summary” section. These are the strategies that the Portfolio's investment adviser and sub-adviser believe are most likely to be important in trying to achieve the Portfolio’s investment objective. This section provides more information about these strategies, as well as information about some additional strategies that the Portfolio's sub-adviser uses, or may use, to achieve the Portfolio's objective. You should be aware that the Portfolio may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Funds at (800) 257-8787 or visit Nuveen’s website at www.nuveen.com.

8	Section 2 How We Manage Your Money

Variable Rate Demand Obligations
Variable rate demand obligations (“VRDOs”) are long-term municipal obligations that have variable or floating interest rates and provide the Portfolio with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually) and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDOs allow the Portfolio to demand the repurchase of the security on not more than seven days prior notice. Other obligations may only permit the Portfolio to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.
Municipal Bonds
States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.
The Portfolio may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Portfolio will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.
The municipal bonds in which the Portfolio invests may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.
The municipal bonds in which the Portfolio invests may have variable, floating, or fixed interest rates.
The Portfolio may normally invest up to 20% of its net assets in municipal bonds that are not exempt from regular federal personal income tax. Income received from the Portfolio’s municipal bonds may be subject to state and local taxes.
Credit Quality
The Portfolio has principal investment strategies concerning its investment in municipal bonds that have received a particular rating from a rating service, such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that the Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-. The rating assigned to a particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of the investment’s volatility or liquidity.

Section 2 How We Manage Your Money	9

Portfolio Maturity and Effective Duration
Maturity measures the time until a bond makes its final payment. The Portfolio buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of 120 days or less.
Effective duration measures a bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments, final maturity and, in the case of a bond with an embedded option (e.g., the right of the issuer to call the bond prior to maturity, or a sinking fund schedule), the probability that the option will be exercised. Effective duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the effective duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates, which typically corresponds to higher volatility and risk. For example, if a bond has an effective duration of five years, its value will decrease by approximately 5% if interest rates rise by 1%. Under normal market conditions, the Portfolio will generally maintain an investment portfolio with a weighted average effective duration of approximately 120 days.
Cash Equivalents
As a non-principal investment strategy, the Portfolio may invest in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds, in such proportions as warranted by prevailing market conditions and the Portfolio’s principal investment strategies. The Portfolio may temporarily invest without limit in such holdings for liquidity purposes, or in an attempt to respond to adverse market, economic, political or other conditions. Being invested in these securities may keep the Portfolio from participating in a market upswing and prevent the Portfolio from achieving its investment objective.
Disclosure of Portfolio Holdings
A description of the Portfolio’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Portfolio’s statement of additional information. A list of the Portfolio’s portfolio holdings is available at www.nuveen.com/en-us/resources/resource-center and clicking on the “Nuveen fund holdings” link. By following this link, you can obtain a complete list of the Portfolio’s holdings as of the end of the most recent month. This information will remain available on the website until the Portfolio files with the Securities and Exchange Commission its annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

What the Risks Are
Risk is inherent in all investing. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks and certain other risks that you assume when you invest in the Portfolio. These risks are listed alphabetically below. The significance of any specific risk to an investment in the Portfolio will vary over time depending on the composition of the Portfolio’s portfolio, market conditions and other factors.
Active management risk: The Portfolio's sub-adviser actively manages the Portfolio’s investments. Consequently, the Portfolio is subject to the risk that the investment techniques and risk analyses employed by the Portfolio's sub-adviser may not produce the desired results. This could cause the Portfolio to lose value or its investment results

10	Section 2 How We Manage Your Money

to lag relevant benchmarks or other portfolios with similar objectives. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Portfolio's sub-adviser in connection with managing the Portfolio and such developments, as well as any deficiencies in the operating systems or controls of the sub-adviser or a Portfolio service provider, may also adversely affect the ability of the Portfolio to achieve its investment goal.
Call risk: Municipal bonds are subject to call risk. Many bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The Portfolio is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high yielding bonds. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates or in securities with a higher risk of default, which may adversely impact the Portfolio’s performance. Such redemptions and subsequent reinvestments would also increase the Portfolio's portfolio turnover. If the called bond was purchased or is currently valued at a premium, the value of the premium may be lost in the event of prepayment. Call risk is generally higher for long-term bond funds.
Credit risk: Credit risk is the risk that an issuer of a municipal bond held by the Portfolio may be, or perceived (whether by market participants, rating agencies, pricing services or otherwise) to be, unable or unwilling to make interest and principal payments and the related risk that the value of a municipal bond may decline because of concerns about the issuer’s ability or willingness to make such payments. Municipal bonds are subject to varying degrees of credit risk, which are often reflected in credit ratings. The credit rating of a municipal bond may be lowered or, in some cases, withdrawn if the issuer suffers adverse changes in its financial condition, which can lead to greater volatility in the price of the bond and in shares of the Portfolio, can negatively impact the value of the bond and the shares of the Portfolio, and can also affect the bond’s liquidity and make it more difficult for the Portfolio to sell. When the Portfolio purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.
To the extent that the Portfolio holds municipal bonds that are secured or guaranteed by financial institutions or insurance companies, changes in the credit quality of such obligors could cause the values of these municipal bonds to decline. Municipal bond insurance does not guarantee the value of either individual municipal bonds or the shares of the Portfolio. Additionally, the Portfolio could be delayed or hindered in the enforcement of its rights against an issuer or guarantor.
Credit spread risk: Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that bonds generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Portfolio’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Cybersecurity risk: Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through “hacking” activity); infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

Section 2 How We Manage Your Money	11

A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause the Portfolio, the Portfolio’s adviser or sub-adviser, a financial intermediary, other service providers, or the issuers of securities held by the Portfolio to incur regulatory penalties, reputational damage, additional compliance costs or financial loss. Negative impacts on the Portfolio could include the inability to calculate net asset value, transact business, process transactions on behalf of shareholders or safeguard data. In addition, such incidents could affect issuers in which the Portfolio invests, and thereby cause the Portfolio’s investments to lose value.
Frequent trading risk: The portfolio turnover rate of the Portfolio may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Portfolio pays when it buys and sells securities, which may detract from the Portfolio’s performance.
Income risk: The Portfolio’s income from its municipal bonds could decline during periods of falling interest rates because the Portfolio generally may have to invest the proceeds from sales of Portfolio shares, as well as the proceeds from maturing portfolio municipal bonds (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. In addition, the Portfolio’s income could decline when the Portfolio experiences defaults on municipal bonds it holds. To the extent that the Portfolio invests in floating-rate securities, the income generated from such securities will decrease during periods of falling interest rates.
Interest rate risk: Municipal bonds held by the Portfolio will fluctuate in value with changes in interest rates. In general, municipal bonds will increase in value when interest rates fall and decrease in value when interest rates rise. Short-term and long-term interest rates do not necessarily move in the same amount or in the same direction. Changing interest rates may have unpredictable effects on markets, result in heightened market volatility and detract from the Portfolio’s performance to the extent that it is exposed to such interest rates. The Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Higher periods of inflation could lead to government fiscal policies which raise interest rates. Longer-term municipal bonds are generally more sensitive to interest rate changes. Therefore, a fund that has a portfolio with a longer weighted average maturity or effective duration may be impacted to a greater degree than a fund that has a portfolio with a shorter weighted average maturity or effective duration. Conversely, municipal bonds with shorter durations or maturities will be less volatile but may provide lower returns than municipal bonds with longer durations or maturities. Rising interest rates also may lengthen the duration of municipal bonds with call features, since exercise of the call becomes less likely as interest rates rise, which in turn will make the securities more sensitive to changes in interest rates and result in even steeper price declines in the event of further interest rate increases. Risks associated with rising interest rates are heightened given that the U.S. Federal Reserve (the “Fed”) has, as of the date of this Prospectus, begun to sharply raise interest rates from historically low levels and has signaled an intention to continue doing so until current inflation levels align with the Fed’s long-term inflation target. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments when due. The

12	Section 2 How We Manage Your Money

Portfolio is also subject to the risk that the income generated by its investments may not keep pace with inflation.
Market risk: The market value of the Portfolio’s investments may go up or down, sometimes rapidly or unpredictably and for short or extended periods of time. Market values may change due to the particular circumstances of individual issuers or due to general conditions impacting issuers more broadly within a specific country, region, industry, sector or asset class. Global economies and financial markets have become highly interconnected, and thus economic, market or political conditions or events in one country or region might adversely impact issuers in a different country or region. As a result, the value of the Portfolio’s investments may be negatively affected whether or not the Portfolio invests in a country or region directly impacted by such conditions or events.
Additionally, unexpected events and their aftermaths, including broad financial dislocations (such as the “great recession” of 2008-09), war, armed conflict, terrorism, the imposition of economic sanctions, bank failures (such as the March 2023 failures of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history), natural and environmental disasters and the spread of infectious illnesses or other public health emergencies (such as the COVID-19 coronavirus pandemic first detected in December of 2019), may adversely affect the global economy and the markets and issuers in which the Portfolio invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, or widespread unemployment, and generally have a severe negative impact on the global economy. Such events could also impair the information technology and other operational systems upon which the Portfolio’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Portfolio’s service providers to perform essential tasks on behalf of the Portfolio. Furthermore, such events could cause financial markets to experience elevated or even extreme volatility and losses, and could result in the disruption of trading and the reduction of liquidity in many instruments. In addition, sanctions and other measures could limit or prevent the Portfolio from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the value of the Portfolio’s investments. In addition, there is a possibility that the rising prices of goods and services may have an effect on the Portfolio. As inflation increases, the value of the Portfolio’s assets can decline.
Municipal bond market liquidity risk: Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Portfolio’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Portfolio’s ability to buy or sell bonds. As a result, the Portfolio may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which

Section 2 How We Manage Your Money	13

could have a negative effect on performance. If the Portfolio needed to sell large blocks of bonds to raise cash (such as to meet heavy shareholder redemptions), those sales could further reduce the bonds’ prices and hurt Portfolio performance.
Municipal lease obligations risk: Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. If an issuer stopped making payment on the municipal lease, the obligation held by the Portfolio would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for the Portfolio to sell the obligation at an acceptable price. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the Portfolio might not recover the full principal amount of the obligation.
Municipal securities risk: The values of municipal securities may be adversely affected by local political and economic conditions and developments and, therefore, the Portfolio’s performance may be tied to the conditions in any of the states and U.S. territories where it is invested. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state or another obligated party, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Portfolio invests a substantial portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse, particularly as the full economic impact of the COVID-19 coronavirus pandemic and the reductions in revenues of states and municipalities due to the pandemic are realized. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Portfolio may be more dependent on the analytical abilities of the Portfolio’s sub-adviser than funds that invest in stock or other corporate investments.
To the extent that the Portfolio invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may

14	Section 2 How We Manage Your Money

involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of the Portfolio’s investment portfolio.
Tax risk: There is no guarantee that the Portfolio’s income will remain exempt from federal income taxes, regardless of the opinion of bond counsel for the issuer of the securities in which the Portfolio invests. Proposals have been made to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed “flat tax” and “value added tax” proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the proposals would apply to interest on municipal securities issued before the date of enactment, which would adversely affect their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Portfolio and the value of the Portfolio’s portfolio would be adversely affected.
In addition, recent tax law changes could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax-exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors, resulting in lower demand for municipal obligations. Additional changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio’s investments in tax-exempt municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Portfolio or its sub-adviser will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. However, after the Portfolio buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable and the Portfolio’s dividends with respect to that bond might be subject to federal income tax. If this happens, the value of the security would likely fall and a shareholder of the Portfolio may have to file an amended tax return and pay additional taxes.
Investments in taxable obligations may cause the Portfolio to have taxable investment income. In addition, the Portfolio may recognize taxable ordinary income from market discount. The Portfolio may also realize capital gains on the sale of its securities. These capital gains will be taxable regardless of whether they are derived from the sale of tax-exempt bonds or taxable securities.
Ultra short fund risk: The Portfolio is not a money market fund. Therefore, the Portfolio does not attempt to maintain a stable net asset value and is not subject to the rules that govern the diversity, quality, maturity, liquidity and other features of securities that money market funds may purchase. Under normal conditions, the Portfolio may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk and other risks relevant to the Portfolio’s investments. Unlike certain money market funds, the Portfolio’s net asset value per share will fluctuate.
Unrated bond risk: Unrated municipal bonds determined by the Portfolio’s sub-adviser to be of comparable quality to rated municipal bonds which the Portfolio may purchase may pay a higher interest rate than such rated municipal bonds and be subject to a greater

Section 2 How We Manage Your Money	15

risk of illiquidity or price changes. Less public information is typically available about unrated municipal bonds or issuers than rated bonds or issuers.
U.S. territory risk: The Portfolio’s investments may include municipal bonds issued by U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam that pay interest exempt from regular federal personal income tax. Accordingly, the Portfolio may be adversely affected by local political and economic conditions and developments within these U.S. territories.
Valuation risk: The sales price the Portfolio could receive for any particular municipal bond may differ from the Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. The municipal bonds in which the Portfolio may invest typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including price quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Portfolio will be able to buy or sell a portfolio security at the price established by the pricing service, which could result in a gain or loss to the Portfolio. Pricing services generally price municipal bonds assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Over certain time periods, such differences could materially impact the performance of the Portfolio, which may not be sustainable. Alternative pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Portfolio were to change pricing services, or if the Portfolio’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Portfolio’s net asset value.
Variable rate demand obligations risk: Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Portfolio may lose money.
When-issued, delayed-delivery and forward commitment transactions risk: These transactions involve an element of risk because, although the Portfolio will not have made any cash outlay prior to the settlement date, the purchase price has been established so the value of the security to be purchased may decline to a level below its purchase price before that settlement date.
Zero coupon bonds risk: As interest on zero coupon bonds is not paid on a current basis, the values of the bonds are subject to greater fluctuations than are the value of bonds that distribute income regularly and may be more speculative than such bonds. Accordingly, the values of zero coupon bonds may be highly volatile as interest rates rise or fall. In addition, while zero coupon bonds generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by certain tax laws.
Non-Principal Risks
Large transactions risk: The Portfolio may experience adverse effects due to large purchases or redemptions of Portfolio shares. A large redemption by an individual shareholder, or an increase in redemptions generally by Portfolio shareholders, may cause the Portfolio to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s net asset value and liquidity. If the Portfolio has difficulty selling portfolio securities in a timely manner to meet redemption requests,

16	Section 2 How We Manage Your Money

the Portfolio may have to borrow money to do so. In such an instance, the Portfolio’s remaining shareholders would bear the costs of such borrowings, and such costs could reduce the Portfolio’s returns. In addition, until the Portfolio is able to sell securities to meet redemption requests, the Portfolio’s market exposure may be greater than it ordinarily would be, which would magnify the impact of any market movements on the Portfolio’s performance. Similarly, large Portfolio share purchases may adversely affect the Portfolio’s performance to the extent that the Portfolio is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, reducing the Portfolio’s market exposure. Increased redemption activity may also result in unexpected taxable distributions to shareholders if such sales of investments resulted in gains and thereby accelerated the realization of taxable income. In addition, large redemptions could result in the Portfolio’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s expense ratio.

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Section 3 General Information

Purchases and Redemptions
Eligible Investors
Portfolio shares may be purchased only by or on behalf of separately managed account clients where Nuveen Asset Management has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor (typically a registered investment adviser or broker-dealer) or directly with the client. The Portfolio intends to redeem shares held by or on behalf of a shareholder who ceases to be an eligible investor as described above, and each shareholder, by purchasing shares, agrees to any such redemption.
Calculation of Share Price
Shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Portfolio receives your order. Orders will generally be placed on your behalf by Nuveen Asset Management as manager of your municipal separately managed account. Orders received by the Portfolio, and verified as described below, before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.
The timing of the investment in the Portfolio as part of your separately managed account will depend on several factors, including, but not limited to, verification with your financial advisor or firm that Nuveen Asset Management is authorized to trade on behalf of the separately managed account, confirmation of the separately managed account investment parameters, funding of the account, liquidation of existing securities, and specific order placement procedures of separately managed account sponsors.
Investment Minimums
There are no minimum initial investment requirements. The municipal separately managed accounts with which the Portfolio is associated typically impose relatively large minimum investment requirements, which will operate as an effective minimum for the Portfolio. The Portfolio, however, reserves the right to reject purchase orders and to implement portfolio-level minimum investment requirements.
Redemption Procedures
Shares may be redeemed on any business day, which is any day the NYSE is open for business. Typically, the redemption request will be initiated either by you through the separately managed account program advisor reducing or totally liquidating your municipal separately managed account or by the portfolio manager for your separately managed account redeeming shares on your behalf in order to raise cash to fund the purchase of individual municipal bonds or other investments within your separately managed account. You will receive the share price next determined after the Portfolio has received your properly completed redemption request. Your direct or indirect redemption request must be received before the close of trading (normally, 4:00 p.m. New York time) for you to receive that day’s price.
In most cases, purchase and redemption orders are made to the broker-dealer who executes trades for the applicable separately managed account based on instructions

18	Section 3 General Information

from the separately managed account adviser in its capacity as investment adviser or sub-adviser to the account.
Redemptions may be suspended when trading on the NYSE is restricted or during an emergency that makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Portfolio may delay redemption payments for more than seven days as permitted by law.

Dividends, Distributions and Taxes
The Portfolio declares tax-free dividends daily and pays such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. The Portfolio declares and pays any taxable capital gains or other taxable distributions once a year at year end. The Portfolio may declare and pay dividends, capital gains or other taxable distributions more frequently, if necessary or appropriate in the Board’s discretion.
Dividends and capital gains and other distributions will be paid only in cash and will not be reinvested in additional shares of the Portfolio. For further information, contact your financial advisor or call Nuveen Funds at (800) 257-8787.
Taxes and Tax Reporting
Because the Portfolio invests primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes.
Although the Portfolio does not seek to realize taxable income or capital gains, the Portfolio may realize and distribute taxable income or capital gains from time to time as a result of the Portfolio’s normal investment activities. The Portfolio’s distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. These distributions may also be subject to state and local tax. Distributions from the Portfolio’s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The Portfolio’s taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.
Single individuals with adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly) are generally subject to a 3.8% Medicare tax on their “net investment income,” generally including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). “Net investment income” generally does not include exempt-interest dividends.
Early in each year, you will receive a statement detailing the amount and nature of all distributions that you were paid during the prior year. You will receive the statement from the sponsor of your separately managed account program.
If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the Portfolio may affect the taxation of your benefits.
Each sale or exchange of Portfolio shares may be a taxable event. For tax purposes, an exchange of shares between funds is generally treated the same as a sale.

Section 3 General Information	19

Please note that if you do not furnish your Portfolio with your correct Social Security number or employer identification number, you fail to provide certain certifications to your Portfolio, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the Portfolio to withhold, federal law requires your Portfolio to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.
Please consult the statement of additional information and your tax advisor for more information about taxes.
Buying or Selling Shares Close to a Record Date
Buying Portfolio shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.
Taxable Equivalent Yields
The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the Portfolio with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Rate:	A Taxable Investment Would Need to Yield:
10%	2.22%	3.33%	4.44%	5.56%
12%	2.27%	3.41%	4.55%	5.68%
22%	2.56%	3.85%	5.13%	6.41%
24%	2.63%	3.95%	5.26%	6.58%
32%	2.94%	4.41%	5.88%	7.35%
35%	3.08%	4.62%	6.15%	7.69%
37%	3.17%	4.76%	6.35%	7.94%
40.8%*	3.38%	5.07%	6.76%	8.45%
* This is the maximum stated regular federal tax rate of 37.00% plus the 3.8% Medicare tax imposed on the net investment income of certain taxpayers. The Medicare tax could also apply to taxpayers in other tax brackets.
The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

Net Asset Value
The price you pay for your shares or the amount you receive upon redemption of your shares is based on the Portfolio’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for the Portfolio by taking the value of the total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.
In determining net asset value, portfolio instruments traded on an exchange generally are valued at the last reported sales price or official closing price on the exchange, if available. If such market quotations are not readily available or are not considered reliable, a portfolio instrument will be valued at its fair value as determined in good faith using procedures approved by Nuveen Fund Advisors, subject to the oversight of the

20	Section 3 General Information

Board of Trustees. For example, the fair value of a portfolio instrument may be determined using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. Independent pricing services typically value non-exchange-traded instruments utilizing a range of market-based inputs and assumptions. For example, when available, pricing services may utilize inputs such as benchmark yields, reported trades, broker-dealer quotes, spreads, and transactions for comparable instruments. In pricing certain instruments, the pricing services may consider information about an instrument’s issuer or market activity provided by the Portfolio's investment adviser or sub-adviser. Pricing service valuations of non-exchange-traded instruments represent the service’s good faith opinion as to what the holder of an instrument would receive in an orderly transaction for an institutional round lot position under current market conditions. It is possible that these valuations could be materially different from the value that the Portfolio realizes upon the sale of an instrument.
The price of a portfolio instrument may be determined unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.
The Board of Trustees has designated Nuveen Fund Advisors as the Portfolio's valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, and delegated to Nuveen Fund Advisors the day-to-day responsibility of making fair value determinations. All fair value determinations are made in accordance with procedures adopted by Nuveen Fund Advisors, subject to the oversight of the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

Frequent Trading
Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Asset Management, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

Portfolio Service Providers
The custodian of the assets of the Portfolio is State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian also provides certain accounting services to the Portfolio. The Portfolio's transfer, shareholder services and dividend paying agent, SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121- 9140, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 3 General Information	21

Nuveen Managed Accounts Portfolios Trust
Other Information for Portfolio Shareholders
Several additional sources of information are available to you, including the codes of ethics adopted by the Portfolio, Nuveen, LLC, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the Portfolio included in this prospectus. Additional information about the Portfolio's investments will be available in the annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period.
The Portfolio's most recent statement of additional information, annual and semi-annual reports, if available, and certain other information are available, free of charge, by calling Nuveen Funds at (800) 257-8787 or through your financial advisor. Shareholders may call the toll free number above with any inquiries.
You may also obtain this and other Portfolio information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also request Portfolio information by sending an e-mail request to publicinfo@sec.gov. The SEC may charge a copying fee for this information.
Household Mailings
To lower costs and eliminate duplicate documents sent to your home, the Portfolio may mail only one copy of its prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Portfolio toll-free at (800) 257-8787.

The Portfolio is a series of Nuveen Managed Accounts Portfolios Trust, whose Investment Company Act file number is 811-22023.
Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, Illinois 60606
(800) 257-8787
www.nuveen.com

MPR-USMAP-0224P

February 29, 2024

Nuveen Ultra Short Municipal Managed Accounts Portfolio

Ticker Symbol: NUSMX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to, and should be read in conjunction with, the Prospectus dated February 29, 2024 for Nuveen Ultra Short Municipal Managed Accounts Portfolio (the “Portfolio”), a series of Nuveen Managed Accounts Portfolios Trust. A Prospectus may be obtained without charge by written request to Nuveen Ultra Short Municipal Managed Accounts Portfolio, c/o Nuveen Funds, P.O. Box 219140, Kansas City, Missouri 64121-9140, or by calling (800) 257-8787.

TABLE OF CONTENTS

Purchase and Redemption of Shares	S-	49
Suspension of Right of Redemption	S-	49
Frequent Trading Policy	S-	49
Distribution	S-	49
Financial Statements	S-	49
Appendix A – Ratings of Investments	A-	1
Appendix B – Nuveen Proxy Voting Policies	B-	1

GENERAL INFORMATION

The Portfolio is a diversified series of Nuveen Managed Accounts Portfolios Trust (the “Trust”), an open-end management investment company organized as a Massachusetts business trust on November 14, 2006. The Trust is a series company under Rule 18f-2 of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has seven series. As a series of the Trust, the Portfolio represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies. The Portfolio was developed exclusively for use within separately managed accounts advised or sub-advised by Nuveen Asset Management, LLC. The Portfolio’s investment adviser is Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”). The Portfolio’s sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

Nuveen Fund Advisors and its affiliate, Teachers Advisors, LLC (“TAL”), are both wholly owned subsidiaries of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As a result of their common ownership by Nuveen, LLC and, ultimately, TIAA, Nuveen Fund Advisors and TAL are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

Certain matters under the 1940 Act, which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of the Portfolio.

INVESTMENT RESTRICTIONS

The investment objective and certain investment policies of the Portfolio are described in the Prospectus. The Portfolio, as a fundamental policy, may not, without the approval of the holders of a majority of the Portfolio’s outstanding voting shares:

(1) Concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

(2) Borrow money, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(3) Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(4) Act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

(5) Make loans, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

(6) Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Portfolio from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

(7) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prevent the Portfolio from purchasing or selling securities or other instruments backed by real estate or interests therein or of issuers engaged in real estate activities.

(8) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the 1940 Act.

Except with respect to the limitation set forth in number (2) above, the foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

With respect to the limitation in number (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The Securities and Exchange Commission (“SEC”) staff has taken the position that investment of 25% or more of a fund’s net assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change. The limitation in number (1) will be interpreted to refer to concentration as that term may be interpreted from time to time. For purposes of this limitation, issuers of the following securities will not be considered to be members of any industry: securities of the U.S. government and its agencies or instrumentalities; except as set forth in the following sentence, tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. To the extent that the income from a municipal bond is derived principally from the assets and revenues of non-governmental users, the securities will be deemed to be from the industry of that nongovernmental user. To the extent the Portfolio invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in number (1) above, to the extent the Portfolio has sufficient information about such investments. For purposes of this limitation, all sovereign debt of a single country will be considered investments in a single industry.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Portfolio’s assets that may be invested in securities insured by any single insurer.

For purposes of applying the limitations set forth in numbers (1) and (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

For purposes of applying the limitations set forth in numbers (2) and (3) above, under the 1940 Act as currently in effect, the Portfolio is not permitted to issue senior securities, except that the Portfolio may borrow from any bank if immediately after such borrowing the value of the Portfolio’s total assets is at least 300% of the principal amount of all of the Portfolio’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Portfolio’s total assets). In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three calendar days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number (5) above, there are no limitations with respect to unsecured loans made by the Portfolio to an unaffiliated party. However, if the Portfolio loans its portfolio securities, the obligation on the part of the Portfolio to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Portfolio may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

With respect to the limitation in number (8) above, the Portfolio is currently classified as a diversified fund under the 1940 Act. This means that the Portfolio may not purchase securities of an issuer (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) repurchase agreements fully collateralized by U.S. government securities, or (iii) securities issued by other investment companies) if, with respect to 75% of its total assets, (i) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of total assets, the Portfolio can invest more than 5% of its assets in one issuer.

The Portfolio has adopted a fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act (the “Name Policy”) whereby the Portfolio, under normal market conditions, will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal securities that pay interest that is exempt from regular federal personal income tax. The Portfolio will consider both direct investments and indirect investments (e.g., investments in other investment companies, derivatives and synthetic instruments with economic characteristics similar to the direct investments that meet the Name Policy) when determining compliance with the Name Policy. For purposes of the Name Policy, the Portfolio will value eligible derivatives at notional value instead of market value.

The foregoing fundamental investment policies, together with the investment objective of the Portfolio, cannot be changed without approval by holders of a “majority of the Portfolio’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the Portfolio’s shares are present or represented by proxy, or (ii) more than 50% of the Portfolio’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Portfolio is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Portfolio may not:

(1) Acquire any illiquid investment if, immediately after the acquisition, the Portfolio would have invested more than 15% of its net assets in illiquid investments.

(2) Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

(3) Invest directly in futures, options on futures and swaps to the extent that the Adviser would be required to register with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator. See “Investment Policies and Techniques—Derivatives—Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps.”

For purposes of number (1) above, the Portfolio will monitor portfolio liquidity on an ongoing basis and, in the event that more than 15% of the Portfolio’s net assets are invested in illiquid investments, the Portfolio will reduce such holdings to at or below the 15% limit within a reasonable period of time. The term “illiquid investments” has the same meaning as given in Rule 22e-4 under the 1940 Act and associated guidance.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Portfolio’s investment objective, principal investment strategies, policies and techniques that appears in the Prospectus for the Portfolio. Additional information concerning principal investment strategies of the Portfolio, and other investment strategies that may be used by the Portfolio, is set forth below in alphabetical order.

If a percentage limitation on investments by the Portfolio stated in this SAI or its Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. To the extent the Portfolio is limited to investing in securities with specified ratings or of a certain credit quality, the Portfolio is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but may consider doing so. In connection with the Portfolio’s ratings restrictions, any reference in this SAI or the Prospectus to a specific rating encompasses all gradations of that rating (e.g., if this SAI or the Prospectus states that the Portfolio may invest in securities rated as low as B, the Portfolio may invest in securities rated B-). Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A. The descriptions in Appendix A are provided for illustrative purposes only. The Portfolio may consider ratings given by Standard & Poor’s, Fitch, Moody’s or any other Nationally Recognized Statistical Rating Organization (“NRSRO”) or, for unrated securities, ratings assigned by the Sub-Adviser, when determining whether it is in compliance with the ratings and credit quality limitations on investments by the Portfolio stated in this SAI or the Prospectus.

References in this section to the Adviser also apply, to the extent applicable, to the Sub-Adviser of the Portfolio.

Borrowing

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen Funds to participate in an inter-fund lending facility whereby the Nuveen Funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen Funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no Nuveen Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no Nuveen Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Nuveen Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing Nuveen Fund has a secured borrowing outstanding from any other lender, including but not limited to another Nuveen Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a Nuveen Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Nuveen Fund may borrow through the inter-fund loan on a secured basis only; (4) no Nuveen Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a Nuveen Fund’s inter-fund loans to any one Nuveen Fund shall not exceed 5% of the lending Nuveen Fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending Nuveen Fund and may be repaid on any day by a borrowing Nuveen Fund. In addition, a Nuveen Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Nuveen Fund’s investment objective(s) and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When the Portfolio borrows money from another Nuveen Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Portfolio may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another Nuveen Fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Derivatives

Subject to the limitations set forth below under “Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps,” the Portfolio may use derivative instruments as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices.

The Portfolio may use derivatives for a variety of reasons, including as a substitute for investing directly in securities, as part of a hedging strategy (that is, for the purpose of reducing risk to the Portfolio), to manage the effective duration of the Portfolio’s portfolio, or for other purposes related to the management of the Portfolio. Derivatives permit the Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on the Portfolio’s performance.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in OTC derivatives not subject to a clearing requirement have no such protection. Each party to an uncleared OTC derivative bears the risk that its direct counterparty will default. In addition, OTC derivatives are generally less liquid than exchange-traded derivatives because they often can only be closed out with the other party to the transaction.

The use of derivative instruments is subject to applicable regulations of the SEC, the CFTC, various state regulatory authorities and, with respect to exchange-traded derivatives, the several exchanges upon which they are traded. Under Rule 18f-4 under the 1940 Act, a registered investment company’s derivatives exposure, which includes short positions and certain when-issued and delayed-delivery transactions for this purpose, is limited through a value-at-risk test and Rule 18f-4 requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, the Portfolio is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Portfolio intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Portfolio may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Portfolio treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f-4 could limit the Portfolio’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Portfolio. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Portfolio. In addition, the Portfolio’s ability to use derivative instruments may be limited by tax considerations.

The particular derivative instruments the Portfolio can use are described below. The Portfolio’s portfolio managers may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by the Portfolio will succeed. The Portfolio may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the Portfolio’s investment objective and are permissible under applicable regulations governing the Portfolio.

Futures

The Portfolio may engage in futures transactions. The Portfolio may buy and sell futures contracts that relate to (1) interest rates, (2) debt securities and (3) bond indices. The Portfolio may only enter into futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract. Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with its futures broker (also known as a futures commission merchant (“FCM”)) an amount of cash or securities equal to a specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held as margin is generally invested by the FCM in high-quality instruments permitted under CFTC regulations, with returns retained by the FCM and interest paid to the Portfolio on the cash at an agreed-upon rate. The Portfolio will also receive any interest paid from coupon-bearing securities, such as Treasury securities, held in margin accounts. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Portfolio. Futures transactions also involve brokerage costs.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

The Portfolio may purchase or write put and call options on futures contracts and write straddles, which consist of a call and put option on the same futures contract. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Portfolio may use options on futures contracts in connection with hedging strategies. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Portfolio that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Portfolio intends to acquire.

As with investments in futures contracts, the Portfolio is required to deposit and maintain margin with respect to put and call options on futures contracts written by it.

Swap Transactions

The Portfolio may enter into interest rate, total return and credit default swap agreements, along with other swap agreements for any purpose consistent with the Portfolio’s investment objective. The Portfolio may also enter into options on the foregoing types of swap agreements (“swap options”).

The Portfolio may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date, to reduce risk arising from the ownership of a particular instrument, or to gain exposure to certain securities, reference rates, sectors or markets.

Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange. The Portfolio’s current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Portfolio).

Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, the Portfolio could lose money by investing in an interest rate swap if interest rates change adversely.

Municipal Market Data Rate Locks. The Portfolio may purchase and sell municipal market data rate locks (“MMD Rate Locks”). An MMD Rate Lock permits the Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Portfolio can create a synthetic long or short position, allowing the Portfolio to select what the managers believe is an attractive part of the yield curve. The Portfolio will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). An MMD Rate Lock is a contract between the Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In connection with investments in MMD Rate Locks, there is a risk that municipal yields will move in the opposite direction than anticipated by the Portfolio, which would cause the Portfolio to make payments to its counterparty in the transaction that could adversely affect the Portfolio’s performance.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Portfolio might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Portfolio may enter into credit default swap agreements either as a buyer or a seller. The Portfolio may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Portfolio may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Portfolio will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Portfolio. Thus, the cost to the Portfolio would be the premium paid with respect to the agreement. If a credit event occurs, however, the Portfolio may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Portfolio bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Portfolio is a seller of protection in a credit default swap and no credit event occurs, the Portfolio would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Portfolio would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Portfolio effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. Thus, the Portfolio bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Portfolio may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Portfolio generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of the Portfolio would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Portfolio effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The Portfolio may only close out a swap or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Portfolio may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Portfolio will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Portfolio will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect the Portfolio’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Interest Rate Caps, Collars and Floors

The Portfolio may enter into interest rate caps, floors and collars. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar involves selling a cap and purchasing a floor or vice versa to protect the Portfolio against interest rate movements exceeding given minimum or maximum levels.

Limitations on the Use of CFTC-Regulated Futures, Options on Futures and Swaps

The Portfolio will limit its direct investments in CFTC-regulated futures, options on futures and swaps (“CFTC Derivatives”) to the extent necessary for the Adviser to claim the exclusion from regulation as a commodity pool operator with respect to the Portfolio under CFTC Rule 4.5, as such rule may be amended from time to time. Under Rule 4.5 as currently in effect, the Portfolio will limit its trading activity in CFTC Derivatives (excluding activity for “bona fide hedging purposes,” as defined by the CFTC) such that it meets one of the following tests:

• Aggregate initial margin and premiums required to establish its positions in CFTC Derivatives do not exceed 5% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions; or

• Aggregate net notional value of its positions in CFTC Derivatives does not exceed 100% of the liquidation value of the Portfolio’s portfolio, after taking into account unrealized profits and losses on such positions.

With respect to the Portfolio, the Adviser has filed a notice of eligibility for exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act and therefore is not subject to registration or regulation as a commodity pool operator thereunder.

The requirements for qualification as a regulated investment company may also limit the extent to which the Portfolio may invest in CFTC Derivatives. See “Tax Matters—Qualification as a Regulated Investment Company.”

Federal Income Tax Treatment of Futures Contracts and Options

The Portfolio’s transactions in futures contracts and options will be subject to special provisions of the Internal Revenue Code of 1986, as amended (the “Code”), that, among other things, may affect the character of gains and losses realized by the Portfolio (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Portfolio and may defer Portfolio losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Risks and Special Considerations Concerning Derivatives

The use of derivative instruments involves certain general risks and considerations as described below.

(1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Portfolio to losses. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio managers' ability to predict movements in the relevant markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2) Counterparty Risk. Counterparty risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For many OTC instruments, there is no similar clearing agency guarantee and there is less regulation or supervision of transactions. In all transactions, the Portfolio will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Portfolio. The Portfolio will enter into derivatives transactions only with counterparties that its portfolio managers reasonably believe are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Portfolio might maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Portfolio is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures or is closed out. These requirements might impair the Portfolio’s ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio’s ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. There is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Portfolio. The Portfolio must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives” above.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party’s obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or “Interconnection” Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

(7) Leverage Risk. Leverage risk is the risk that the Portfolio may be more volatile than if it had not been leveraged due to leverage’s tendency to exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. The use of leverage may also cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

(8) Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required the SEC, the CFTC, and other federal financial regulators to develop an expanded regulatory framework for derivatives. Certain of the implementing regulations have not yet been finalized. Thus, the ultimate impact of the rulemakings is still unknown, but has the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or Nuveen Asset Management’s or the Portfolio’s ability to use derivatives in pursuit of its investment objective, and may adversely affect the performance of some derivative instruments used. Moreover, governmental authorities outside of the U.S. have passed, proposed or may propose in the future legislation similar to the Dodd-Frank Act, which could increase the costs of participating in, or otherwise adversely impact the liquidity of, the swaps markets. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Portfolio may invest, is not yet certain.

Illiquid Investments

The Portfolio may invest in illiquid investments (i.e., investments that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid investments include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and repurchase agreements with maturities in excess of seven days. However, the Portfolio will not acquire illiquid investments if, as a result, such securities would comprise more than 15% of the value of the Portfolio’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of the Sub-Adviser in making these liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid investments will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Investment Companies and Other Pooled Investment Vehicles

The Portfolio may invest in other investment companies, such as open-end funds, closed-end funds, unit investment trust, and exchange-traded funds (“ETFs”) registered under the 1940 Act, that invest primarily in Portfolio-eligible investments.

ETFs in which the Portfolio may invest are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities designed to track a particular market index. ETFs can give exposure to all or a portion of the U.S. market, a foreign market, a region, a commodity, a currency, or to any other index that an ETF tracks. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate. In addition, because they, unlike traditional mutual funds, are traded on an exchange, ETFs are subject to the following risks: (i) the performance of the ETF may not replicate the performance of the underlying index that it is designed to track; (ii) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s net asset value; (iii) an active trading market for an ETF may not develop or be maintained; and (iv) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Portfolio’s shares could also be substantially and adversely affected.

The Portfolio may also invest in pooled investment vehicles other than registered investment companies. The Portfolio will only invest in other pooled investment vehicles that invest primarily in Portfolio-eligible investments.

If the Portfolio invests in other investment companies or pooled investment vehicles, Portfolio shareholders will bear not only their proportionate share of the Portfolio’s expenses, but also, indirectly, the similar expenses of the underlying investment companies or pooled investment vehicles. Shareholders would also be exposed to the risks associated not only with the Portfolio, but also with the portfolio investments of the underlying investment companies or pooled investment vehicles. Shares of certain closed-end funds may at times be acquired at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Portfolio and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Municipal Bonds and Other Municipal Obligations

The Portfolio invests principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates. In general, municipal obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works.

General obligation bonds are backed by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount. For a limited obligation or revenue bond, the only security is typically the net revenue derived from payments by a particular facility or class of facilities financed by the proceeds of the bonds or, in some cases, from the proceeds of a special tax or other special revenues. Although the security behind these bonds varies widely, many lower rated bonds provide additional security in the form of a debt service reserve fund that may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution. The credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue. Revenue bonds do not generally constitute the pledge of the credit of the issuer of such bonds and are generally not secured by the taxing power of the municipality. Revenue bonds are included in the term municipal obligations if the interest paid thereon is exempt from federal income tax. Revenue bonds may include, but are not limited to, pollution control, health care, housing, education-related and industrial development bonds.

Generally, the creditworthiness of a local municipal obligation is unrelated to that of the municipal obligations of the state itself if the state has no responsibility to guarantee or otherwise make payments on those local municipal obligations.

Generally, interest received on municipal obligations is exempt from federal income tax. The tax-exempt nature of the interest on a municipal obligation is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. Tax opinions are generally provided at the time the municipal security is initially issued and neither the Portfolio or its portfolio managers will independently review the bases for those tax opinions or guarantee that the tax opinions are correct. There is no assurance that the Internal Revenue Service will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal obligations will continue to be tax exempt for the life of the municipal obligation. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal obligation. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal obligation could become federally taxable, possibly retroactively to the date the municipal obligation was issued, and an investor may need to file an amended income tax return.

Obligations of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The application of state law to municipal obligation issuers could produce varying results among the states or among municipal obligation issuers within a state. These uncertainties could have a significant impact on the prices of the municipal obligations in which the Portfolio invests. In addition, issuers of municipal obligations may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Portfolio may invest.

Refunded Bonds

The Portfolio may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

Municipal Leases and Certificates of Participation

The Portfolio also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds. Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt.

Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In evaluating securities for purchase, the Portfolio will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Although non-appropriation lease obligations are secured by the leased equipment or facilities, disposition of the property in the event of foreclosure might prove difficult and time consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by the Portfolio of the full principal amount represented by an obligation.

In light of these concerns, the Portfolio has adopted and follows procedures for determining whether any municipal lease obligations purchased by the Portfolio are liquid and for monitoring the liquidity of municipal lease securities held in the Portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Sub-Adviser may deem relevant. As set forth in “Investment Restrictions” above, the Portfolio is subject to limitations on the percentage of illiquid investments it can hold.

Derivative Municipal Securities

The Portfolio may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Portfolio may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “Inverse Floating Rate Municipal Securities.”

Variable Rate Demand Obligations (“VRDOs”)

VRDOs are long-term municipal obligations that have variable or floating interest rates and provide the Portfolio with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDOs allow the Portfolio to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit the Portfolio to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Securities

The Portfolio may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, the Portfolio’s investment in inverse floaters likely would adversely affect the Portfolio’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Portfolio will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Non-Investment Grade Debt Securities (Junk Bonds)

The Portfolio may invest in non-investment grade debt securities. Non-investment grade debt securities are medium- to low-quality municipal obligations. Municipal obligations rated below investment grade (BB/Ba or lower) are commonly known as “high yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual issuer developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Portfolio may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Portfolio’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Portfolio’s net asset value. If the Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of certain junk bond securities, the Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Portfolio may have to replace the securities with lower yielding securities, which could result in a lower return for the Portfolio.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by the Sub-Adviser than investments in investment grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. The Sub-Adviser continually monitors the Portfolio’s investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. The Portfolio may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Payment-In-Kind Debentures and Delayed Interest Securities

The Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash).

The type of instrument in which interest may or will be paid would be known by the Portfolio at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Short-Term Investments

The Portfolio may invest in federally tax-exempt or taxable short-term securities or shares of money market funds ("short-term investments"). The Portfolio will invest only in taxable short-term investments that are either (i) U.S. government securities, (ii) rated within the highest grade by Moody’s, Standard & Poor’s or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest or (iii) taxable money market funds. See Appendix A for more information about ratings by Moody’s, Standard & Poor’s, and Fitch.

Tax-Exempt Short-Term Investments

The federally tax-exempt short-term investments the Portfolio may invest in include, but are not limited to, the following:

BANs are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

TANs are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

RANs are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Portfolio may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

Taxable Short-Term Investments

The Portfolio may also invest in the following taxable short-term investments. Interest on each such instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Taxable short-term investments the Portfolio may invest in include but are not limited to:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Portfolio will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Portfolio will bear its proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Portfolio may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—The Portfolio may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Portfolio’s Board of Trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Portfolio’s Board of Trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Standby Commitments

The Portfolio may obtain standby commitments when it purchases municipal obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Portfolio will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Portfolio should exceed the current value of the underlying securities, the Portfolio may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Portfolio’s business relationship with the issuer. The Portfolio will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Portfolio exercises a standby commitment, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Portfolio’s net asset value.

Structured Notes

The Portfolio may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Temporary Investment Measures

The Portfolio may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions or to keep cash on hand fully invested. During these periods, the weighted average maturity of the Portfolio’s investment portfolio may fall below the defined range described in the Portfolio Summary under “Principal Investment Strategies,” and the Portfolio may not achieve its objective. The Portfolio does not expect to invest substantial amounts in short-term investments as a defensive measure except under extraordinary circumstances.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Portfolio invests may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR) (which was phased out), the Federal Funds Rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Sub-Adviser must correctly assess probable movements in interest rates. If the Sub-Adviser incorrectly forecasts such movements, the Portfolio could be adversely affected by use of variable and floating rate securities.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published, but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance and prohibitions. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolio or on certain instruments in which the Portfolio invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the Secured Overnight Financing Rate, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). At this time, it is not possible to predict the effect of the establishment of any replacement rates or any other reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Portfolio.

The Internal Revenue Service (the “IRS”) has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The Portfolio may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”), as of the date of this SAI, has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed-Delivery Securities

The Portfolio may purchase and sell municipal obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Portfolio makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time the Portfolio makes the commitment to sell a municipal obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the municipal obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio may be required to maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Portfolio will only make commitments to purchase municipal obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Portfolio reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Portfolio commonly engages in when-issued transactions in order to purchase or sell newly-issued municipal obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

The Portfolio may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal forwards pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If the Portfolio knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Portfolio may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. The Portfolio also may invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Zero Coupon and Step Coupon Securities

The Portfolio may invest in zero coupon and step coupon securities. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Portfolio by the Adviser under the management agreement with the Trust, is the responsibility of the Board of Trustees. The number of trustees of the Trust is 12, all of whom are not interested persons of the Portfolio as defined in Section 2(a)(19) of the 1940 Act (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and years of birth of the trustees and officers of the Portfolio, their principal occupations and other affiliations during the past five years, the number of portfolios each trustee oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Trust are directors or trustees, as the case may be, of 212 Nuveen-sponsored registered investment companies (the “Nuveen Funds”), which include 147 open-end mutual funds, including the Portfolio (the “Nuveen Mutual Funds”), 46 closed-end funds and 19 exchange-traded funds.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

Joseph A. Boateng* 730 Third Avenue New York, NY 10017-3206 1963	Trustee	Term—Indefinite Length of Service— Since 2024	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002-2006).	191

Board Member, Lumina Foundation (since 2018); and Waterside School (since 2021; Board Member (2012-2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2012), The Seattle Foundation.

Michael A. Forrester* 730 Third Avenue New York, NY 10017-3206 1967	Trustee	Term—Indefinite Length of Service— Since 2024	Formerly, Chief Executive Officer (2014-2021) and Chief Operating Officer (2007-2014), Copper Rock Capital Partners, LLC.	191	Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC).

Thomas J. Kenny 730 Third Avenue New York, NY 10017-3206 1963	Co-Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2024. Co-Chair for term ending December 31, 2024.	Formerly, Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002-2010), Goldman Sachs Asset Management.	212

Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021-2022) and Finance Committee Chair (2016-2022), Sansum Clinic; formerly, Advisory Board Member (2017-2019), B’Box; formerly, Member (2011-2020), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012-2020), Cottage Health System; formerly, Board member (2009-2019) and President of the Board (2014-2018), Crane Country Day School.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Amy B. R. Lancellotta 333 West Wacker Drive Chicago, IL 60606 1959	Trustee	Term—Indefinite Length of Service— Since 2021	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006).	212	President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).

Joanne T. Medero 333 West Wacker Drive Chicago, IL 60606 1954	Trustee	Term—Indefinite Length of Service— Since 2021

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989).

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Member (since 2019) of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term—Indefinite Length of Service— Since 2016

Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); formerly, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunication services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

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Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc. (a provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term—Indefinite Length of Service— Since 2013	Formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	212

Formerly, Member of Board of Directors (2008-2023) of Core12 LLC (private firm which develops branding, marketing and communication strategies for clients); formerly, Member of the President’s Council (2010-2019) of Fordham University; formerly, Director (2009-2018) of the Curran Center for Catholic American Studies.

Loren M. Starr** 730 Third Avenue New York, NY 10017-3206 1961	Trustee	Term—Indefinite Length of Service— Since 2024	Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020-2021), Chief Financial Officer, Senior Managing Director (2005-2020), Invesco Ltd.	211

Director (since 2023) and Audit Committee member (since 2024), AMG; formerly, Chair and Member of the Board of Directors (2014-2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014-2018), Georgia Council on Economic Education (GCEE).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	Trustee	Term—Indefinite Length of Service— Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx.	212

Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communication infrastructure); formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).

Terence J. Toth 333 West Wacker Drive Chicago, IL 60606 1959	Co-Chair of the Board and Trustee	Term—Indefinite Length of Service— Since 2008. Co-Chair for term ending June 30, 2024.

Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); formerly, Director, Quality Control Corporation (manufacturing) (2012-2021); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994).

				212

Chair and Member of the Board of Directors (since 2021), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017-2022), Mather Foundation (philanthropy); formerly, Member (2005-2016), Chicago Fellowship Board (philanthropy); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term—Indefinite Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services).	212

Member of the Board of Trustees (since 2005), New York-Presbyterian Hospital; Member of the Board of Trustees (since 2004), formerly, Chair (2015-2022), The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College; formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term—Indefinite Length of Service— Since 2017. Co-Chair as of July 1, 2024 for term ending December 31, 2024.	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	212	None.

* Mr. Boateng and Mr. Forrester were each elected or appointed as a board member of each of the Nuveen Funds except Nuveen Core Equity Alpha Fund, Nuveen Core Plus Impact Fund, Nuveen Credit Strategies Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen Floating Rate Income Fund, Nuveen Global High Income Fund, Nuveen Minnesota Quality Municipal Income Fund, Nuveen Missouri Quality Municipal Income Fund, Nuveen Mortgage and Income Fund, Nuveen Multi-Asset Income Fund, Nuveen Multi-Market Income Fund, Nuveen Municipal Credit Opportunities Fund, Nuveen NASDAQ 100 Dynamic Overwrite Fund, Nuveen Preferred and Income Term Fund, Nuveen Preferred & Income Opportunities Fund, Nuveen Real Asset Income and Growth Fund, Nuveen Real Estate Income Fund, Nuveen S&P 500 Dynamic Overwrite Fund, Nuveen S&P 500 Buy-Write Income Fund, Nuveen Variable Rate Preferred & Income Fund, and Nuveen Virginia Quality Municipal Income Fund, for which each serves as a consultant.

** Mr. Starr was elected or appointed as a board member of each of the Nuveen Funds except Nuveen Multi-Market Income Fund, for which he serves as a consultant.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years
Officers of the Trust:

Brett E. Black 333 West Wacker Drive Chicago, IL 60606 1972	Vice President and Chief Compliance Officer	Term—Indefinite Length of Service— Since 2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Secretary	Term—Indefinite Length of Service— Since 2013

Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has held various positions with Nuveen since 2013; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC.

Jordan M. Farris 333 West Wacker Drive Chicago, IL 60606 1980	Chief Administrative Officer (Principal Executive Officer)	Term—Indefinite Length of Service— Since 2024	Managing Director, Head of Product Management and Development, ETFs, of Nuveen; Managing Director of Nuveen Fund Advisors, LLC.

Jeremy D. Franklin 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1983	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2024

Vice President and Assistant Secretary, Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund; has previously held various positions with TIAA.

Diana R. Gonzalez 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1978	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2017

Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term—Indefinite Length of Service— Since 2016	Senior Managing Director of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1982	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2023

Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly, Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term—Indefinite Length of Service— Since 2006	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term—Indefinite Length of Service— Since 2019

Senior Managing Director and Head of Investment Oversight of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1975	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America, Teacher Advisors LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Advisors LLC; has previously held various positions with Nuveen/TIAA.

Name, Business Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past Five Years

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2007

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC; Executive Vice President, General Counsel and Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen/TIAA; Vice President and Secretary of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2019

Managing Director, Mutual Fund Tax and Expense Administration of Nuveen, TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1 and the CREF Accounts; Managing Director of Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; has previously held various positions with Nuveen/TIAA.

James N. Nelson III 730 Third Avenue New York, NY 10017 1976	Vice President	Term—Indefinite Length of Service— Since 2024	Senior Managing Director, Global Head of Product, Publics, Nuveen; formerly, Head of North American Product Management & Pricing, Invesco (2018-2023).

Mary Beth Ramsay 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1965	Vice President	Term—Indefinite Length of Service— Since 2024

Chief Risk Officer, Nuveen and TIAA Financial Risk; Head of Nuveen Risk & Compliance; Executive Vice President, Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Head of Sales and Client Solutions (2019-2022) and U.S. Chief Pricing Actuary (2016-2019), SCOR Global Life Americas; Member of the Board of Directors of Society of Actuaries.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term—Indefinite Length of Service— Since 2017	Managing Director of Nuveen.

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller (Principal Financial Officer)	Term—Indefinite Length of Service— Since 2019

Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2008

Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen.

Rachael M. Zufall 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term—Indefinite Length of Service— Since 2022

Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the CREF Accounts, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser or its affiliates. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the Nuveen Fund complex (except with respect to certain Nuveen Funds where certain trustees may instead serve as consultants, as indicated in the “Independent Trustees” table included herein. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has Co-Chairs that are independent trustees. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the trustees have elected Mr. Kenny to serve as an independent Co-Chair of the Board for a one-year term expiring on December 31, 2024, Mr. Toth to serve as an independent Co-Chair of the Board for a six-month term ending on June 30, 2024, and Mr. Young to serve as an independent Co-Chair of the Board for a six-month term from July 1, 2024 through December 31, 2024. Specific responsibilities of the Co-Chairs include: (i) coordinating with Fund management in the preparation of the agenda for each meeting of the Board; (ii) presiding at all meetings of the Board and of the shareholders; and (iii) serving as a liaison with other trustees, the Trust’s officers and other Fund management personnel, and counsel to the independent trustees. The Co-Chairs perform such other duties as the Board may from time to time determine.

Although the Board has direct responsibility over various matters (such as advisory contracts and underwriting contracts), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation, compliance and investment risk to certain committees (as summarized below). In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Investment Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below. For more information on the Board, please visit www.nuveen.com/fundgovernance.

The Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Mr. Nelson and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-

Chair of the Executive Committee. During the fiscal year ended July 31, 2023, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and financial reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the Valuation Policy of the Nuveen Funds and the internal valuation group of the Adviser, as valuation designee for the Nuveen Funds. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board approval and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. The Audit Committee is also primarily responsible for the oversight of the Valuation Policy and actions taken by the Adviser, as valuation designee of the Portfolio, through its internal valuation group, which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee regularly meets with Fund management to discuss the Nuveen Funds’ annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. In assessing financial risk disclosure, the Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The Audit Committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Mr. Nelson, Chair, Mr. Boateng, Mr. Moschner, Mr. Starr, Ms. Wolff and Mr. Young, each of whom is an independent trustee of the Nuveen Funds. Mr. Boateng, Mr. Moschner, Mr. Nelson, Mr. Starr and Mr. Young have each been designated as an “audit committee financial expert” as defined by the rules of the SEC. During the fiscal year ended July 31, 2023, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. The committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, LLC, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, the Sub-Adviser, Nuveen Securities, LLC (the “Distributor”) and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with Fund management and yet maintain a collegial and collaborative manner toward other Board members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Mr. Kenny and Mr. Toth, Co-Chairs, Mr. Boateng, Mr. Forrester, Ms. Lancellotta, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Ms. Wolff and Mr. Young. On July 1, 2024, Mr. Young will replace Mr. Toth as Co-Chair of the Nominating and Governance Committee. During the fiscal year ended July 31, 2023, the Nominating and Governance Committee met seven times.

The Dividend Committee is authorized to declare distributions (with subsequent ratification by the Board) on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted by the Board. The members of the Dividend Committee are Mr. Thornton, Chair, Ms. Lancellotta, Mr. Nelson and Mr. Starr. During the fiscal year ended July 31, 2023, the Dividend Committee met five times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of general risks related to investments which are not reviewed by other committees, such as liquidity and derivatives usage; risks related to product structure elements, such as leverage; techniques that may be used to address the foregoing risks, such as hedging and swaps and Fund operational risk and risks related to the overall operation of the TIAA/Nuveen enterprise and, in each case, the controls designed to address or mitigate such risks. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and service providers’ compliance programs as well as any recommendations for modifications thereto. Certain matters not addressed at the committee level may be addressed by another committee or directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Ms. Wolff, Chair, Mr. Forrester, Mr. Kenny, Ms. Lancellotta, Ms. Medero, Mr. Thornton and Mr. Toth. During the fiscal year ended July 31, 2023, the Compliance Committee met four times.

The Investment Committee is responsible for the oversight of Nuveen Fund performance, investment risk management and other portfolio-related matters affecting the Nuveen Funds which are not otherwise the jurisdiction of the other Board committees. As part of such oversight, the Investment Committee reviews each Nuveen Fund’s investment performance and investment risks, which may include, but is not limited to, an evaluation of Nuveen Fund performance relative to investment objectives, benchmarks and peer group; a review of risks related to portfolio investments, such as exposures to particular issuers, market sectors, or types of securities, as well as consideration of other factors that could impact or are related to Nuveen Fund performance; and an assessment of Nuveen Fund objectives, policies and practices as such may relate to Nuveen Fund performance. In assessing issues brought to the Investment Committee’s attention or in reviewing an investment policy, technique or strategy, the Investment Committee evaluates the risks to the Nuveen Funds in adopting or recommending a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders.

In fulfilling its obligations, the Investment Committee receives quarterly reports from the investment oversight and the investment risk groups at Nuveen. Such groups also report to the full Board on a quarterly basis and the full Board participates in further discussions with Fund management at its quarterly meetings regarding matters relating to Nuveen Fund performance and investment risks, including with respect to the various drivers of performance and Nuveen Fund use of leverage and hedging. Accordingly, the Board directly and/or in conjunction with the Investment Committee oversees the investment performance and investment risk management of the Nuveen Funds. The Investment Committee operates under a written charter adopted and approved by the Board. This Investment Committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Investment Committee are Mr. Boateng and Ms. Lancellotta, Co-Chairs, Mr. Forrester, Mr. Kenny, Ms. Medero, Mr. Moschner, Mr. Nelson, Mr. Starr, Mr. Thornton, Mr. Toth, Ms. Wolff and Mr. Young. During the fiscal year ended July 31, 2023, the Investment Committee met two times.

The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The Open-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Mr. Forrester and Ms. Medero, Co-Chairs, Mr. Boateng, Mr. Kenny, Mr. Thornton, Mr. Toth and Mr. Young. During the fiscal year ended July 31, 2023, the Open-End Funds Committee met four times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Joseph A. Boateng

Since 2007, Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng received a B.S. from the University of Ghana and an M.B.A. from the University of California, Los Angeles.

Michael A. Forrester

From 2007 to 2021, Mr. Forrester held various positions with Copper Rock Capital Partners, LLC (“Copper Rock”), including Chief Executive Officer (2014-2021), Chief Operating Officer (“COO”) (2007-2014) and Board Member (2007-2021). Mr. Forrester is currently a member of the Independent Directors

Council Governing Council of the Investment Company Institute. He also serves on the Board of Trustees of the Dexter Southfield School. Mr. Forrester has a B.A. from Washington and Lee University.

Thomas J. Kenny

Mr. Kenny, the Nuveen Funds’ Independent Co-Chair for a one year-term expiring on December 31, 2024, served as an Advisory Director (2010-2011), Partner (2004-2010), Managing Director (1999-2004) and Co-Head (2002-2010) of Goldman Sachs Asset Management’s Global Cash and Fixed Income Portfolio Management team, having worked at Goldman Sachs since 1999. Mr. Kenny is a Director and the Chair of the Finance and Investment Committee of Aflac Incorporated and a Director of ParentSquare. He is a Former Director and Finance Committee Chair for the Sansum Clinic; Former Advisory Board Member, B’Box; Former Member of the University of California at Santa Barbara Arts and Lectures Advisory Council; Former Investment Committee Member, Cottage Health System; and Former President of the Board of Crane Country Day School. He received a B.A. from the University of California, Santa Barbara, and an M.S. from Golden Gate University. He is a Chartered Financial Analyst and has served as Chairman of CREF since 2017.

Amy B. R. Lancellotta

After 30 years of service, Ms. Lancellotta retired at the end of 2019 from the Investment Company Institute (ICI), which represents regulated investment companies on regulatory, legislative and securities industry initiatives that affect funds and their shareholders. From November 2006 until her retirement, Ms. Lancellotta served as Managing Director of ICI’s Independent Directors Council (IDC), which supports fund independent directors in fulfilling their responsibilities to promote and protect the interests of fund shareholders. At IDC, Ms. Lancellotta was responsible for all ICI and IDC activities relating to the fund independent director community. In conjunction with her responsibilities, Ms. Lancellotta advised and represented IDC, ICI, independent directors and the investment company industry on issues relating to fund governance and the role of fund directors. She also directed and coordinated IDC’s education, communication, governance and policy initiatives. Prior to serving as Managing Director of IDC, Ms. Lancellotta held various other positions with ICI beginning in 1989. Before joining ICI, Ms. Lancellotta was an associate at two Washington, D.C. law firms. In addition, she has been President, since 2023, and a member, since 2020, of the Board of Directors of the Jewish Coalition Against Domestic Abuse (JCADA), an organization that seeks to end power-based violence, empower survivors and ensure safe communities. Ms. Lancellotta received a B.A. degree from Pennsylvania State University in 1981 and a J.D. degree from the National Law Center, George Washington University (currently known as George Washington University Law School) in 1984.

Joanne T. Medero

Ms. Medero has over 30 years of financial services experience and, most recently, from December 2009 until her retirement in July 2020, she was a Managing Director in the Government Relations and Public Policy Group at BlackRock, Inc. (BlackRock). From July 2018 to July 2020, she was also Senior Advisor to BlackRock’s Vice Chairman, focusing on public policy and corporate governance issues. In 1996, Ms. Medero joined Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she was a Managing Director and served as Global General Counsel and Corporate Secretary until 2006. Then, from 2006 to 2009, Ms. Medero was a Managing Director and Global Head of Government Relations and Public Policy at Barclays Group (IBIM), where she provided policy guidance and directed legislative and regulatory advocacy programs for the investment banking, investment management and wealth management businesses. Before joining BGI, Ms. Medero was a Partner at Orrick, Herrington & Sutcliffe LLP from 1993 to 1995, where she specialized in derivatives and financial markets regulation issues. Additionally, she served as General Counsel of the Commodity Futures Trading Commission (CFTC) from 1989 to 1993 and, from 1986 to 1989, she was Deputy Associate Director/Associate Director for Legal and Financial Affairs at The White House Office of Presidential Personnel. Further, from 2006 to 2010, Ms. Medero was a member of the CFTC Global Markets Advisory Committee and she has been actively involved in financial industry associations, serving as Chair of the Steering Committee of the SIFMA (Securities Industry and Financial Markets Association) Asset Management Group (2016-2018) and Chair of the CTA (Commodity Trading Advisor), CPO (Commodity Pool Operator) and Futures Committee of the Managed Funds Association (2010-2012). Ms. Medero also chaired the Corporations, Antitrust and Securities Practice Group of The Federalist Society for Law and Public Policy (from 2010 to 2022 and 2000 to 2002). In addition, since 2019, she has been a member of the Board of Directors of the Baltic-American Freedom Foundation, which seeks to provide opportunities for citizens of the Baltic States to gain education and professional development through exchanges in the United States. Ms. Medero received a B.A. degree from St. Lawrence University in 1975 and a J.D. degree from the

National Law Center, George Washington University (currently known as George Washington University Law School) in 1978.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank's Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank's representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President's Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University, holding a BA in Economics and an MBA in Finance.

Loren M. Starr

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and member of the Audit Committee for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr received a B.A. and a B.S. from Columbia College, an M.B.A. from Columbia Business School, and an M.S. from Carnegie Mellon University.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth

Mr. Toth, the Nuveen Funds’ Independent Co-Chair for a six-month term ending on June 30, 2024, was a Co-Founding Partner of Promus Capital (2008-2017). From 2012 to 2021, he was a Director of Quality Control Corporation, from 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves as Chair of the Board of the Kehrein Center for the Arts (since 2021) and is on the Board of Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and was Chair of its Investment Committee from 2017 to 2022. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she formerly served as Chair from 2015 to 2022. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young, the Nuveen Funds’ Independent Co-Chair for a six-month term from July 1, 2024 through December 31, 2024, has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Board Compensation

The following table shows, for each independent trustee, (1) the estimated aggregate compensation to be paid by the Portfolio for the fiscal period ended July 31, 2024, and (2) the total compensation (including deferred amounts), as well as any amounts related to special, ad hoc committees that are temporary in nature and not expected to be long-term, ongoing compensation, paid to each trustee by the Nuveen Funds during the fiscal year ended July 31, 2023. Pursuant to the Board’s deferred compensation plan, a portion of the independent trustees’ compensation may be deferred and treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds.

Name of Trustee	Estimated Aggregate Compensation From Portfolio	Total Compensation From the Portfolio and Nuveen Funds Paid to Trustee
Joseph A. Boateng[1]	$27	$449,997
Michael A. Forrester[1]	27	459,997
Thomas J. Kenny[1]	35	594,247
Amy B. R. Lancellotta	28	380,912
Joanne T. Medero	27	381,942
Albin F. Moschner	27	445,500
John K. Nelson	28	429,750
Loren M. Starr[1]	27	306,250
Matthew Thornton III	28	395,000
Terence J. Toth	30	554,750
Margaret L. Wolff	29	424,262
Robert L. Young	30	481,387

1 “Total Compensation From Nuveen Funds Paid to Trustee” for Mr. Boateng, Mr. Forrester, Mr. Kenny and Mr. Starr for the period presented includes compensation from College Retirement Equities Fund (“CREF”) and TIAA Separate Account VA-1 (“VA-1”), as each was a member of the board and management committee of CREF and VA-1, respectively, during the period.

Prior to January 1, 2023, independent trustees received a $205,000 annual retainer, plus they received (a) a fee of $7,000 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $3,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,250 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,250 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $125,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee received $20,000 each as additional retainers. Independent trustees also received a fee of $3,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. Any compensation paid to the independent directors as members of ad hoc committees is temporary in nature and not expected to be long-term, ongoing compensation. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may have held in-person meetings by telephonic or videographic means and were compensated at the in-person rate.

Effective January 1, 2023, independent trustees received a $210,000 annual retainer, plus they received (a) a fee of $7,250 per day for attendance at regularly scheduled meetings of the Board; (b) a fee of $4,000 per meeting for attendance at special, non-regularly scheduled Board meetings; (c) a fee of $2,500 per meeting for attendance at Audit Committee meetings, Open-End Funds Committee meetings and Investment Committee Meetings; (d) a fee of $5,000 per meeting for attendance at Compliance, Risk Management and Regulatory Oversight Committee meetings; (e) a fee of $1,250 per meeting for attendance at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance at all other committee meetings, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $140,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Investment Committee received $20,000 each as additional retainers. Independent trustees also received a fee of $5,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting was held. Per meeting fees for unscheduled Committee meetings or meetings of Ad Hoc or Special Assignment Committees were determined by the Chair of such Committee based on the complexity or time commitment associated with the particular meeting. The annual retainer, fees and expenses were allocated among the Nuveen Funds on the basis of relative net assets, although management may have, in its discretion, established a minimum amount to be allocated to each fund. In certain instances, fees and expenses were allocated only to those Nuveen Funds that were discussed at a given meeting.

Effective January 1, 2024, independent directors receive a $350,000 annual retainer, plus they receive (a) an annual retainer of $30,000 for membership on the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee, respectively; and (b) an annual retainer of $20,000 for membership on the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee, respectively. In addition to the payments described above, the Chair/Co-Chair of the Board receives $140,000 annually; the chair/co-chair of the Audit Committee and Compliance, Risk Management and Regulatory Oversight Committee receive $30,000 annually; and the chair/co-chair of the Dividend Committee, Investment Committee, Nominating and Governance Committee and Open-End Funds Committee receive $20,000 annually. Directors will be paid either $1,000 or $2,500 for any ad hoc meetings of the Board or its Committees depending upon the meeting’s length and immediacy. For any special assignment committees, the chair/co-chair will be paid a quarterly fee of $1,250 and members will be paid a quarterly fee of $5,000. The annual retainers, fees and expenses of the Board are allocated among the funds in the Nuveen Fund complex on the basis of relative net assets, although a minimum amount may be established to be allocated to each fund. In certain instances, fees and expenses will be allocated only to those funds that are discussed at a given meeting.

The Trust does not have a retirement or pension plan. The Trust is a participant in a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the participating Nuveen Funds when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. An independent trustee may elect to receive distributions in a lump sum or over a period of two to 20 years. No participating Nuveen Fund will be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Portfolio has no employees. Each officer of the Trust serves without any compensation from the Portfolio. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Portfolio reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Share Ownership

The information in the table below discloses the dollar ranges of (i) each trustee’s beneficial ownership in the Portfolio, and (ii) each trustee’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by the trustee in the trustees’ deferred compensation plan, based on the value of fund shares as of December 31, 2023:

Name of Trustee	Dollar Range of Equity Securities In the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jack B. Evans	$0	Over $100,000
William C. Hunter	$0	Over $100,000
Amy B. R. Lancellotta	$0	$50,001-$100,000
Joanne T. Medero	$0	Over $100,000
Albin F. Moschner	$0	Over $100,000
John K. Nelson	$0	Over $100,000
Matthew Thornton III	$0	Over $100,000
Terence J. Toth	$0	Over $100,000
Margaret L. Wolff	$0	Over $100,000
Robert L. Young	$0	Over $100,000

As of February 29, 2024, the officers and trustees of the Trust, in the aggregate, owned no shares of the Portfolio.

Other than as noted in the table below, as of February 29, 2024, none of the independent trustees or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Portfolio or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Portfolio.

The table below presents information on trustees who own securities in companies (other than investment companies) that are advised by entities that are under common control with the Adviser as of December 31, 2022:

Name of Trustee	Name of Owners/Relationships to Trustee	Companies[1]	Title of Class	Value of Securities[2]	Percent of Class[3]

Thomas J. Kenny	Thomas Joseph Kenny 2021 Trust (Mr. Kenny is Initial Trustee and Settlor.)	Global Timber Resources LLC	None	$61,063	0.01%

	KSHFO, LLC[4]	Global Timber Resources Investor Fund, LP	None	$3,593	0.39%

	KSHFO, LLC[4]	Global Agriculture II Investor Fund LP	None	$9,448	0.67%

1 The Adviser, as well as the investment advisers to these Companies, are indirectly commonly controlled by Nuveen, LLC.

2 These amounts reflect the current value of holdings as of December 31, 2022. As of the date of this SAI, that is the most recent information available regarding the Companies.

3 These percentages reflect the overall amount committed to invest in the Companies, not current ownership percentages.

4 Mr. Kenny owns 6.6% of KSHFO, LLC.

SERVICE PROVIDERS

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of the Portfolio, with responsibility for the overall management of the Portfolio. The Adviser is also responsible for managing the Portfolio’s business affairs and providing day-to-day administrative services to the Portfolio. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of the Portfolio. For additional information regarding the management services performed by the Adviser and the Sub-Adviser, see “Who Manages the Portfolio” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen, LLC, the investment management arm of TIAA.

The Portfolio’s investment management agreement with the Adviser does not require the Portfolio to pay any management or other fees. Although the Portfolio does not compensate the Adviser directly for its services under the investment management agreement, the Adviser may benefit from its relationship with the sponsors of separately managed account programs in which the Portfolio is an investment option.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of the Portfolio.

Portfolio Managers

Francis W. Sorensen, CFA, and Paul L. Brennan, CFA, have primary responsibility for the day-to-day implementation of the investment strategies of the Portfolio.

Compensation

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Portfolio(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, TAL, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Portfolio and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Portfolio, as of December 31, 2023, the portfolio managers were also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets (millions)	Number of Accounts with Performance- Based Fees	Assets of Accounts with Performance- Based Fees

NUVEEN ULTRA SHORT MUNICIPAL MANAGED ACCOUNTS PORTFOLIO

Francis W. Sorensen	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Paul L. Brennan	Registered Investment Companies	13	$25,909.89	0	$0
	Other Pooled Investment Vehicles	2	$399.52	0	$0
	Other Accounts	2	$8.33	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for the Portfolio and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base.

Accordingly, from time to time, the Portfolio may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Portfolio. For example, in certain circumstances where the Portfolio invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invests in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Portfolio and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Portfolio or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Portfolio or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Beneficial Ownership of Securities

As of February 29, 2024, the portfolio managers do not beneficially own any shares of the Portfolio.

Transfer Agent

The Portfolio's transfer, shareholder services, and dividend paying agent is SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”), P.O. Box 219140, Kansas City, Missouri 64121-9140.

Custodian

The custodian of the assets of the Portfolio is State Street Bank and Trust Company (“State Street”), One Congress Street, Suite 1, Boston, Massachusetts 02114-2016. The custodian performs custodial, fund accounting and portfolio accounting services.

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Portfolio's shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated May 1, 2007 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Portfolio appointed the Distributor to be its agent for the distribution of the Portfolio's shares on a continuous offering basis.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Portfolio. In addition to audit services, PwC provides assistance on accounting, tax and related matters.

CODES OF ETHICS

The Portfolio, the Adviser, Nuveen Asset Management and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act and with respect to the Adviser and the Sub-Adviser, Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Portfolio's securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Portfolio, subject to certain prohibitions, which may include prohibitions on investing in certain types of securities, pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in severe penalties.

PROXY VOTING POLICIES

The Portfolio has delegated authority to the Adviser to vote proxies for securities held by the Portfolio, and the Adviser has in turn delegated that responsibility to the Sub-Adviser. The Adviser’s proxy voting policy establishes minimum standards for the exercise of proxy voting authority by the Sub-Adviser.

The Sub-Adviser will vote proxies in accordance with the Nuveen Proxy Voting Guidelines, which are attached, along with the Nuveen Proxy Voting Policy and Nuveen Proxy Voting Conflicts of Interest Policy and Procedures, as an Appendix to this SAI.

The Sub-Adviser relies on a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and Nuveen investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of Portfolio shareholders.

The Sub-Adviser believes that it has implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Nuveen Fund Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Portfolio’s proxy voting by Nuveen’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Portfolio’s proxy voting (e.g., Nuveen’s proxy voting professionals, a Board member, or a senior executive of the Portfolio, the Adviser, Sub-Adviser or their affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge by accessing Nuveen’s website at http://www.nuveen.com or the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Portfolio, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

On behalf of the Portfolio, Nuveen Asset Management may seek to buy from or sell securities to another fund or account advised by Nuveen Asset Management or an affiliate. Nuveen Asset Management may effect purchases and sales between its clients or clients of its affiliates, including the Portfolio (referred to herein as “cross trades”), if it believes that such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. Cross trades may give rise to potential conflicts of interest for Nuveen Asset Management. On any occasion when the Portfolio participates in a cross trade, the Portfolio will comply with procedures adopted pursuant to Rule 17a-7 under the 1940 Act and applicable SEC guidance.

The Portfolio expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of the Portfolio’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Portfolio, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Portfolio. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to the Portfolio from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy that governs the dissemination of the Portfolio's holdings. In accordance with this policy, the Portfolio may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the publicly accessible website www.nuveen.com/resource-center. A complete list of portfolio holdings information is generally made available on this website as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Portfolio files with the SEC its Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current.

Additionally, the Portfolio may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Portfolio's website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Portfolio as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this context, portfolio holdings information does not include summary information from which the identity of the Portfolio’s specific portfolio holdings cannot reasonably be derived. The Portfolio may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or Sub-Adviser, independent registered public accounting firm, custodian, financial printer, proxy voting service(s), and to the legal counsel for the Portfolio's independent trustees. Also, the Adviser may transmit to service providers non-public portfolio holdings information to enable the Adviser to perform portfolio attribution analysis using third-party systems and software programs. The Adviser and/or Sub-Adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate. The Portfolio, the Adviser, and the Sub-Adviser do not receive compensation or other consideration in exchange for the disclosure of portfolio holdings.

Non-public portfolio holdings information may be provided to other persons if approved by the Portfolio's Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Portfolio, and the recipient is obligated to maintain the confidentiality of the information and not misuse it, which includes a prohibition on trading on such non-public information.

Compliance officers of the Portfolio and the Adviser and Sub-Adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Portfolio's policy. Reports are made to the Portfolio's Board of Trustees on an annual basis.

There is no assurance that the Portfolio's policies on portfolio holdings information will protect the Portfolio from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

Advent
Adviser Compliance Associates, LLC
Bank of America PriceServe
Barclays Capital, Inc.
Barra
Bloomberg
Broadridge Investor Communication Solutions, Inc.
Broadridge Systems
Brown Brothers Harriman & Co.
Chapman and Cutler LLP
Compliance Solutions Strategies
Confluence NXT
Donnelley Financial Solutions
Eagle Investment Systems, LLC
Electra Information Systems
Ernst & Young
FactSet Research Systems
Financial Graphic Services
Glass, Lewis & Co.
ICE Benchmark Administration Limited
ICE Data Services
IHS Markit, Ltd.
ISS
Investortools
KPMG LLP
Kroll, LLC
Lipper Inc.
Moody’s
Morningstar, Inc.
Northern Trust Corp.
Omgeo LLC
PricewaterhouseCoopers LLP
PricingDirect Inc.
Refinitiv
Rimes Technologies Corporation
SS&C
Sherpa Funds Technology Pte. Ltd.
State Street Bank and Trust Co.
Strategic Insight
Wolters Kluwer

NET ASSET VALUE

The Portfolio’s net asset value is determined as set forth in the Prospectus under “General Information—Net Asset Value.”

SHARES OF BENEFICIAL INTEREST

The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Each currently authorized and outstanding series consists of one class of shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Portfolio have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Portfolio itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

As of the date of this SAI, no one owned any shares of the Portfolio.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Portfolio. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Portfolio. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Portfolio's counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Portfolio. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Portfolio Status

The Portfolio intends to qualify as a “regulated investment company” under the federal tax laws. If the Portfolio qualifies as a regulated investment company and distributes its income as required by the tax law, the Portfolio generally will not pay federal income taxes. If the Portfolio fails for any taxable year to qualify as a regulated investment company for federal income tax purposes, the Portfolio itself will generally be subject to federal income taxation (which will reduce the amount of Portfolio income available for distribution) and your tax consequences will be different from those described in this section (for example, all distributions to you will generally be taxed as ordinary income, even if those distributions are derived from tax-exempt interest or capital gains realized by the Portfolio).

Qualification as a Regulated Investment Company

As a regulated investment company, the Portfolio generally will not be subject to federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are generally described below. The Portfolio also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, the Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from (1) dividends, interest, certain payments with respect to securities loans, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). The Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Portfolio’s taxable year, (1) 50% or more of the value of the Portfolio’s assets must be represented by cash and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Portfolio.

Distributions

After the end of each year, you will receive a tax statement that separates the Portfolio’s distributions into four categories, exempt-interest dividends, ordinary income distributions, capital gain dividends and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Portfolio may make distributions that represent a return of capital for tax purposes and thus will generally not be immediately taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from the Portfolio is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Portfolio that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Income from the Portfolio may also be subject to a 3.8 percent “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Portfolio are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to many dividends received from the Portfolio because the DRD is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Taxation of Capital Gains and Losses

If you are an individual, the maximum marginal stated federal tax rate for net capital gains is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the “Medicare tax” described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Portfolio if the Portfolio declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Qualification to Pay Exempt-Interest Dividends

A regulated investment company may report an applicable portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets at the close of each quarter of the taxable year consist of tax-exempt state and local bonds. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest as described above. If the Portfolio qualifies under this test, some or all of a dividend paid by the Portfolio may be reported as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Portfolio securities when you redeem shares or when the Portfolio terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of the Portfolio for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Treatment of Portfolio Expenses

Expenses incurred and deducted by the Portfolio will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of the Portfolio expenses as income. You may not be able to deduct some or all of these expenses prior to 2026. Further, because the Portfolio pays exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

You should be aware that different separately managed account program sponsors charge their own clients differing wrapped or bundled fees based, among other things, on the services being provided by the sponsor. This structure raises the question of whether the Internal Revenue Service (“IRS”) or a court might attribute these differing payment rates to the Portfolio. Such a position, if asserted, could raise issues of whether the structure produces preferential dividends and, in turn, whether the Portfolio qualifies for tax treatment as a regulated investment company. If in any year the Portfolio should fail to qualify under Subchapter M of the Code for tax treatment as a regulated investment company, the Portfolio would incur corporate federal income tax upon its income for that year. Distributions to its shareholders would be taxable dividends to the extent of the Portfolio’s current and accumulated earnings and profits (including its tax-exempt income). Such taxable dividends should qualify for the dividends received deduction for corporate shareholders and should be taxable as qualified dividend income for federal income tax purposes for individual shareholders to the extent certain holding period requirements and other requirements are satisfied. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company. The Board of Trustees reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Nuveen Asset Management believes that based upon its arrangements with the various separately managed account program sponsors and the intended operation of the Portfolio, these concerns should not arise. You should be aware, however, that there is no authority on point, and that if the IRS or a court were to take a contrary position, the Portfolio’s fee arrangement could cause the dividends paid by the Portfolio not to qualify for the dividends-paid deduction because they were considered preferential dividends. In that case, the Portfolio would fail to qualify as a regulated investment company with the consequences described above.

Capital Loss Carry-Forward

When the Portfolio has a capital loss carry-forward, it does not make capital gain distributions until the loss has been offset or expired.

PURCHASE AND REDEMPTION OF SHARES

As described in the Prospectus, the Portfolio is only available to separately managed account clients where Nuveen Fund Advisors has an agreement to serve as investment adviser or sub-adviser to the account with the separately managed account program sponsor or directly with the client.

Suspension of Right of Redemption

The Portfolio may suspend the right of redemption of shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Portfolio’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Portfolio shareholders.

Frequent Trading Policy

Because the Portfolio is designed to be a component of a separately managed account that also invests in individual securities and other investments, its shares may be purchased or redeemed on a frequent basis for rebalancing purposes, to invest new monies, or to accommodate reductions in account size. The Portfolio is managed in a manner that is consistent with its role in the separately managed account. Because all purchase and redemption orders are initiated by Nuveen Fund Advisors, separately managed account clients are not in a position to effect purchase or redemption orders and are, therefore, unable to directly trade in shares of the Portfolio.

DISTRIBUTION

The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Portfolio's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. The Distributor receives for its services the excess, if any, of the sales price of the Portfolio’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares. The Distributor may act as a Dealer.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio’s first fiscal period ending July 31, 2024 will appear in the Portfolio's Annual Report, which will be available without charge by calling (800) 257-8787.

APPENDIX A

RATINGS OF INVESTMENTS

S&P Global Ratings—A brief description of the applicable S&P Global Ratings’ (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

1. The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

2. The nature and provisions of the financial obligation, and the promise we impute; and

3. The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

*Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Pledge-Specific Ratings

Pledge-specific ratings are opinions of the ability of a US state, local government, related entity, or nonprofit issuer to honor debt and debt-like obligations based upon specific security payment pledges or structural features.

Medium-Term Note Program Ratings

Moody’s assigns provisional ratings to medium-term note (MTN) programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).

MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.

The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.

MIG Ratings

Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations,

which typically mature in three years or less.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

VMIG Ratings

For variable rate demand obligations (VRDOs), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see Moody’s methodology that discusses obligations with conditional liquidity support.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments, Structured finance ratings are issue ratings to securities backed by receivables or other financial assets that consider the obligations’ relative vulnerability to default.

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery for issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its webpage.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment. Nonetheless, ratings do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, payments linked to performance of an equity index).

Fitch will use credit rating scales to provide ratings to privately issued obligations or certain note issuance programs, or for private ratings using the same public scale and criteria. Private ratings are not published, and are only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a narrower scope, including interest strips and return of principal or in other forms of opinions such as Credit Opinions or Rating Assessment Services.

Public Finance and Global Infrastructure Obligations

Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries can have an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC	Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D	Default. Indicates a default. Default generally is defined as one of the following:
• failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
• bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
• distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. ‘AAApre’, ‘AA+pre’).

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.

Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Specific Limitations Relevant to Ratings Assigned Using the Primary Credit Rating Scale and Financial Institution Ratings

The following specific limitations relate to issuer default scales, ratings assigned to corporate finance obligations, ratings assigned to public finance obligations, ratings assigned to structured finance transactions, ratings assigned to global infrastructure and project finance transactions, ratings assigned for banks and non-bank financial institutions (Viability Ratings, Government Supporting Ratings, Shareholder Supporting Ratings, Derivative Counterparty Ratings, Ex-government Support Ratings, as well as historical Support Ratings and Support Rating Floors) and Insurer Financial Strength (IFS) ratings.

•	The ratings do not predict a specific percentage of default likelihood or failure likelihood over any given time period.
•	The ratings do not opine on the market value of an issuer’s securities or stock, or the likelihood that this value may change.
•	The ratings do not opine on the liquidity of an issuer’s securities or stock.
•	The ratings do not opine on the possible loss severity on an obligation should an issuer (or an obligation with respect to structured finance transactions) default, except in the following cases:
	o	Ratings assigned to individual obligations of issuers in corporate finance, banks, non-bank financial institutions, insurance and covered bonds.

	o	In limited circumstances for U.S. public finance obligations where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues or during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.
•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default or in the case of Viability Ratings (VRs) on its relative vulnerability to failure. For the avoidance of doubt, not all defaults will be considered a default for rating purposes. Typically, a default relates to a liability payable to an unaffiliated, outside investor.
•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of an issuer and/or of each rated tranche or security.
•	The ratings do not predict a specific percentage of extraordinary support likelihood over any given period.
•	In the case of Government and Shareholder Support Ratings, the ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative likelihood of receiving external extraordinary support.
•	The ratings do not opine on the suitability of any security for investment or any other purposes.

APPENDIX B

NUVEEN PROXY VOTING POLICY

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as Nuveen’s Stewardship Group to administer the Advisers’ proxy voting. The Stewardship Group adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution. While the Guidelines are developed, maintained, and implemented by the Stewardship Group, and reviewed by the Nuveen Proxy Voting Committee, the portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the Stewardship Group and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee’s voting members will be comprised from Research, the Advisers, and Nuveen’s Stewardship Group. Non-voting members will be comprised from Nuveen Legal, Nuveen Compliance, Nuveen Advisory Product, and Nuveen Investment Risk. The Committee may invite others on a standing, routine and/or ad hoc basis to attend Committee meetings. The CCOs of CREF/TC Funds and the Nuveen Funds shall be standing, non-voting invitees. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the Stewardship Group, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the Stewardship Group if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Nuveen Stewardship Group

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the Stewardship Group, on behalf of the Advisers, takes into account several factors, including, but not limited to:

• Input from Advisory Personnel

• Third-party research

• Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Assists in the development of securities lending recall protocols in cooperation with the Securities Lending Committee.

4. Performs Form N-PX filings in accordance with regulatory requirements.

5. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

6. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

7. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

8. Performs an annual vote reconciliation for review by the Committee.

9. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

10. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

11. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

12. Creates and retains certain records in accordance with Nuveen’s Record Management program.

13. Oversees the proxy voting service provider with respect to its responsibilities, including making and retaining certain records as required under applicable regulation.

Nuveen Compliance

1. Seeks to ensure proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2. Seeks to ensure proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the Stewardship Group with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Effective October 1, 2022

As Amended December 18, 2023

NUVEEN PROXY VOTING CONFLICTS OF INTEREST POLICY AND PROCEDURES

Policy Purpose and Statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and, for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Stewardship Group is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the Stewardship Group adheres to the Guidelines, which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy Statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the Stewardship Group based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO

ii. The Nuveen Executive Leadership Team and the Nuveen Senior Leadership Team

iii. Stewardship Group members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i) – 1(iv)

 The following criteria constitute a potential Material Conflict:

• Any individual identified above in 1(i) – 1(v) who serves on a Portfolio Company’s board of directors; and/or

• Any individual identified above in 1(v) who serves as a senior executive1 of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by any Adviser and/or a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

[1] Senior executives are defined as “C-suite” positions such as CEO, CFO, COO, CAO, CMO, CIO, CTO, etc.

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship2 with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity1 and

v. Any other circumstance where the Stewardship Group, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the Stewardship Group reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parent, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

[2] Such criteria are defined in a separate standard operating procedure.

Policy Requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The Stewardship Group and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The Stewardship Group and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The Stewardship Group generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the Stewardship Group, Advisory

Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the Stewardship Group’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case-by-case review, then the Stewardship Group vote recommendation is evaluated using established criteria3 to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the Stewardship Group believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

Roles and Responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review Stewardship Group Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Nuveen Stewardship Group

1. Promptly disclose Stewardship Group members’ Material Conflicts to Nuveen Compliance.

2. Stewardship Group members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the Stewardship Group member responsible for the recommendation completes and submits the form to a Stewardship Group manager and the Committee. The Stewardship Group will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the Stewardship Group will make reasonable efforts to provide a two-business-day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the Stewardship Group member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

[3] Such criteria are defined in a separate standard operating procedure.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the Stewardship Group upon request. Advisory Personnel are prohibited from providing the Stewardship Group with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the Stewardship Group in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the Stewardship Group for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the Stewardship Group, standard operating procedures to support the Policy.

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the Stewardship Group, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Owner, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the Stewardship Group for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Effective October 1, 2022

As Amended December 18, 2023

PART C — OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Amended and Restated Declaration of Trust is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(a)(2)	Amended and Restated Designation of Series of Shares of Beneficial Interest of the Registrant, dated November 16, 2023, is incorporated by reference to post-effective amendment no. 41 filed on November 20, 2023, on Form N-1A for Registrant.

(b)	By-Laws of Registrant, amended and restated as of October 20, 2021, is incorporated by reference to post-effective amendment no. 34 filed on November 26, 2021, on Form N-1A for Registrant.

(c)	Not applicable.

(d)(1)	Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 16 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(2)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 30, 2019, is incorporated by reference to post-effective amendment no. 26 filed on November 27, 2019, on Form N-1A for Registrant.

(d)(3)	Amended Schedule A of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated February 20, 2024, is filed herewith.

(d)(4)	Continuance of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated July 31, 2023, is incorporated by reference to post-effective amendment no. 41 filed on November 20, 2023, on Form N-1A for Registrant.

(d)(5)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated October 1, 2014, is incorporated by reference to post-effective amendment no. 16 filed on November 28, 2014, on Form N-1A for Registrant.

(d)(6)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated February 20, 2024, is filed herewith.

(d)(7)	Notice of Continuance of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated July 31, 2023, is incorporated by reference to post-effective amendment no. 41 filed on November 20, 2023, on Form N-1A for Registrant.

(e)(1)	Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated May 1, 2007, is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(e)(2)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 15, 2023, is incorporated by reference to post-effective amendment no. 41 filed on November 20, 2023, on Form N-1A for Registrant.

(f)	Nuveen/TIAA-CREF Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective January 1, 2024, is filed herewith.

(g)(1)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 15, 2015, is incorporated by reference to post-effective amendment no. 18 filed on November 27, 2015, on Form N-1A for Registrant.

(g)(2)	Amendment and Appendix A to the Amended and Restated Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated July 31, 2020, is incorporated by reference to post-effective amendment no. 32 filed on November 27, 2020, on Form N-1A for Registrant.

(g)(3)	Amendment and Appendix A to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated September 8, 2022, is incorporated by reference to post-effective amendment no. 39 filed on November 28, 2022, on Form N-1A for Registrant.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 20, 2024, is filed herewith.

(h)(1)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and Boston Financial Data Services, Inc., n/k/a DST Asset Manager Solutions, Inc., dated May 11, 2012, is incorporated by reference to post-effective amendment no. 12 filed on November 28, 2012, on Form N-1A for Registrant.

(h)(2)	Amendment to Transfer Agency and Service Agreement, dated May 1, 2017, is incorporated by reference to post-effective amendment no. 22 filed on November 28, 2017, on Form N-1A for Registrant.

(h)(3)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of May 10, 2020, is incorporated by reference to post-effective amendment no. 30 filed on July 9, 2020, on Form N-1A for Registrant.

(h)(4)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of September 15, 2022, is incorporated by reference to post-effective amendment no. 40 filed on February 28, 2023, on Form N-1A for Registrant.

(h)(5)	Amendment and Schedule A to Transfer Agency and Service Agreement, effective as of November 1, 2022, is incorporated by reference to post-effective amendment no. 40 filed on February 28, 2023, on Form N-1A for Registrant.

(h)(6)	Securities Lending Authorization Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated August 12, 2020, is incorporated by reference to post- effective amendment no. 33 filed on February 26, 2021, on Form N-1A for Registrant.

(h)(7)	Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2022, is incorporated by reference to post-effective amendment no. 35 filed on February 28, 2022, on Form N-1A for Registrant.

(h)(8)	Amendment Number 1 to Rule 12d1-4 Funds of Funds Investment Agreement for TIAA-CREF Funds of Funds as Acquiring Funds and Nuveen Funds/ETFs as Acquired Funds, dated January 19, 2023, is incorporated by reference to post-effective amendment no. 40 filed on February 28, 2023, on Form N-1A for Registrant.

(i)(1)	Opinion and Consent of Morgan, Lewis & Bockius LLP, dated February 29, 2024, is filed herewith.

(i)(2)	Opinion and Consent of Chapman and Cutler LLP, dated February 29, 2024, is filed herewith.

(j)	Not applicable.

(k)	Not applicable.

(l)	Subscription Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated March 13, 2007, is incorporated by reference to pre-effective amendment no. 1 filed on May 11, 2007, on Form N-1A for Registrant.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics, as amended January 1, 2024, is filed herewith.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, TIAA-CREF Funds and TIAA-CREF Life Funds, dated January 1, 2024, is filed herewith.

(q)	Original Powers of Attorney of Messrs. Boateng, Forrester, Kenny, Moschner, Nelson, Starr, Thornton, Toth, Young, Mss. Lancellotta, Medero and Wolff, dated January 1, 2024, is incorporated by reference to post-effective amendment no. 43 filed on February 2, 2024, on Form N-1A for Registrant.

Item 29. Persons Controlled by or under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by joint errors and omissions insurance policies against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, subject to such policies’ coverage limits, exclusions and retention.

Insofar as the indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

(a) Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) (formerly known as Nuveen Fund Advisors, Inc. and Nuveen Asset Management) manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Oluseun Salami, Executive Vice President and Chief Financial Officer

Senior Vice President (since 2020) NIS/ R&T, Inc.; Senior Vice President and Chief Financial Officer, Nuveen Alternative Advisors LLC (since 2020), Teachers Advisors, LLC (since 2020), TIAA-CREF Asset Management LLC (since 2020) and TIAA-CREF Investment Management, LLC (since 2020); Executive Vice President (since 2022), formerly, Senior Vice President (2020-2022), and Chief Financial Officer (since 2020), Nuveen, LLC; Executive Vice President and Chief Financial Officer (since 2022), Nuveen Investments, Inc.; Executive Vice President (since 2021), formerly, Senior Vice President, Chief Financial Officer (2018-2021), Business Finance and Planning (2020) Chief Accounting Officer (2019-2020), Corporate Controller (2018-2020), Teachers Insurance and Annuity Association of America; formerly, Senior Vice President, Corporate Controller, College Retirement Equities Fund, TIAA Board of Overseers, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds (2018-2020).

Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013-2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Michael A. Perry, President	Chief Executive Officer (since 2023), formerly, Co-Chief Executive Officer (2019-2023), Executive Vice President (2017-2019) and Managing Director

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
(2015-2017) of Nuveen Securities, LLC; and Executive Vice President (since 2017) of Nuveen Alternative Advisors, LLC.

Megan Sendlak, Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Asset Management, LLC, Nuveen Investments, Inc., Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly, Assistant Controller (2019-2020), of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

(b) Nuveen Asset Management, LLC (“Nuveen Asset Management”) acts as sub-investment adviser to the Registrant for Nuveen Ultra Short Municipal Managed Accounts Portfolio and also serves as sub-investment adviser to other open-end and closed-end funds and investment adviser to separately managed accounts. The following is a list of the senior officers of Nuveen Asset Management. The principal business address of each person is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Asset Management who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Asset Management appears below:

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years
William T. Huffman	President	Executive Vice President (since 2020) of Nuveen, LLC; formerly, Executive Vice President (2020-2023) of Nuveen Securities, LLC; President, Nuveen Investments, Inc. (since 2020), Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2019); Senior Managing Director (since 2019) of Nuveen Alternative Advisors LLC; Senior Managing Director (since 2022) and Chairman (since 2019) of Churchill Asset Management LLC.

Name	Position and Offices with Nuveen Asset Management	Other Business, Profession, Vocation or Employment During Past Two Years

Stuart J. Cohen	Managing Director, Head of Legal and Assistant Secretary	Managing Director and Assistant Secretary (since 2002) of Nuveen Securities, LLC; Managing Director (since 2007) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary (since 2023) of Nuveen Alternative Investments, LLC and (since 2019) of Teachers Advisors, LLC; Managing Director, Assistant Secretary (since 2019) and Associate General Counsel (since 2023), formerly, General Counsel (2019-2023), of TIAA-CREF Investment Management, LLC; Vice President and Assistant Secretary (since 2008) of Winslow Capital Management, LLC; formerly, Vice President (2007-2021) and Assistant Secretary (2003-2021) of NWQ Investment Management Company, LLC; formerly Vice President (2007-2021) and Assistant Secretary (2006-2021) of Santa Barbara Asset Management, LLC.

Travis M. Pauley	Managing Director and Chief Compliance Officer	Regional Head of Compliance and Regulatory Legal (2013-2020) of AXA Investment Managers.

Megan Sendlak	Managing Director and Controller	Managing Director and Controller (since 2020) of Nuveen Alternatives Advisors LLC, Nuveen Investments, Inc., Nuveen Fund Advisors, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director (since 2019) and Controller (since 2020), formerly Assistant Controller (2019-2020) of Nuveen Securities, LLC; Managing Director and Controller (since 2020), formerly, Vice President and Corporate Accounting Director (2018-2020) of Nuveen, LLC; Managing Director and Controller (since 2021), formerly Vice President and Assistant Controller (2019-2021), of NIS/R&T, INC.; formerly, Vice President and Controller of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC (2020-2021); Vice President and Controller of Winslow Capital Management, LLC (since 2020).

Item 32. Principal Underwriters

(a) Nuveen Securities, LLC (“Nuveen”) acts as principal underwriter to the following open-end management type investment companies: Nuveen Multistate Trust I, Nuveen Multistate Trust II, Nuveen Multistate Trust III, Nuveen Multistate Trust IV, Nuveen Municipal Trust, Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III, Nuveen Investment Trust V, Nuveen Investment Funds, Inc., NuShares ETF Trust, TIAA-CREF Life Funds, TIAA-CREF Funds and the Registrant.

(b)

Name and Principal Business Address	Positions and Offices with Nuveen Securities	Positions and Offices with Registrant
Michael A. Perry 333 West Wacker Drive Chicago, IL 60606	Chief Executive Officer	None

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606	Executive Vice President and Assistant Secretary	Vice President and Assistant Secretary

Lucas A. Satre 333 West Wacker Drive Chicago, IL 60606	Managing Director, Secretary and General Counsel	None

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402	Managing Director and Assistant Secretary	Vice President and Secretary

(c) Not applicable.

Item 33. Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, One Congress Street, Suite 1, Boston, Massachusetts 02114-2016, currently maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

DST Asset Manager Solutions, Inc., P.O. Box 219140, Kansas City, Missouri 64121-9140, maintains all the required records in its capacity as transfer, dividend paying, and shareholder service agent for the Registrant.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this post-effective amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois, on the 29th day of February, 2024.

NUVEEN MANAGED ACCOUNTS
PORTFOLIOS TRUST

BY:	/S/ MARK J. CZARNIECKI
Mark J. Czarniecki
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title			Date
/S/ E. SCOTT WICKERHAM E. SCOTT WICKERHAM	Vice President and Controller (principal financial and accounting officer)			February 29, 2024

/S/ JORDAN M. FARRIS JORDAN M. FARRIS	Chief Administrative Officer (principal executive officer)			February 29, 2024

THOMAS J. KENNY*	Co-Chair of the Board and Trustee	ü ï ï ï ï ï ï ï ï ï ï ï ý ï ï ï ï ï ï ï ï ï ï ï ï þ
TERENCE J. TOTH*	Co-Chair of the Board and Trustee		By:	/S/ MARK J. CZARNIECKI MARK J. CZARNIECKI Attorney-in-Fact February 29, 2024
JOSEPH A. BOATENG*	Trustee
MICHAEL A. FORRESTER*	Trustee
AMY B. R. LANCELLOTTA*	Trustee
JOANNE T. MEDERO*	Trustee
ALBIN F. MOSCHNER*	Trustee
JOHN K. NELSON*	Trustee
LOREN M. STARR*	Trustee
MATTHEW THORNTON III*	Trustee
MARGARET L. WOLFF*	Trustee
ROBERT L. YOUNG*	Trustee

*

An original power of attorney dated January 1, 2024 authorizing, among others, Mark J. Czarniecki to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and has previously been filed with the Securities and Exchange Commission and is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Exhibit

(d)(3)	Amended Schedule A of Management Agreement between Registrant and Nuveen Fund Advisors, LLC, dated February 20, 2024.

(d)(6)	Amended Schedule A of Investment Sub-Advisory Agreement between Nuveen Fund Advisors, LLC and Nuveen Asset Management, LLC, dated February 20, 2024.

(f)	Nuveen/TIAA-CREF Funds Board Voluntary Deferred Compensation Plan for Independent Directors and Trustees effective January 1, 2024.

(g)(4)	Amendment to the Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 20, 2024.

(i)(1)	Opinion and Consent of Morgan, Lewis & Bockius LLP, dated February 29, 2024.

(i)(2)	Opinion and Consent of Chapman and Cutler LLP, dated February 29, 2024.

(p)(1)	Code of Ethics, as amended January 1, 2024.

(p)(2)	Code of Ethics for the Independent Trustees of the Nuveen Funds, TIAA-CREF Funds and TIAA-CREF Life Funds, dated January 1, 2024.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.